                    THE NARRAGANSETT ELECTRIC
                             COMPANY
                                TO
                     BANKBOSTON N.A., TRUSTEE
            (successor to RHODE ISLAND HOSPITAL TRUST
                       NATIONAL BANK and to
               RHODE ISLAND HOSPITAL TRUST COMPANY)







                           TWENTY-THIRD
                      SUPPLEMENTAL INDENTURE

                     DATED AS OF JUNE 1, 1998

                         SUPPLEMENTAL TO

                     FIRST MORTGAGE INDENTURE

                               AND

                          DEED OF TRUST

                  DATED AS OF SEPTEMBER 1, 1944
   AS AMENDED AND SUPPLEMENTED BY PRIOR SUPPLEMENTAL INDENTURES





                  TO SECURE FIRST MORTGAGE BONDS

                THE NARRAGANSETT ELECTRIC COMPANY

               TWENTY-THIRD SUPPLEMENTAL INDENTURE

                     DATED AS OF JUNE 1, 1998



                        TABLE OF CONTENTS
                   (NOT PART OF THE INDENTURE)

                                                            PAGE


PARTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
RECITALS
 Preamble . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
 Recital of Validity. . . . . . . . . . . . . . . . . . . . . . . . .    3

GRANTING CLAUSES
 Recital of Consideration.. . . . . . . . . . . . . . . . . . . . . .    3
 Grant. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
 Description of Mortgaged Property. . . . . . . . . . . . . . . . . .    4
 Reservations and Exceptions. . . . . . . . . . . . . . . . . . . . .    6
 Habendum.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
 Declaration of Trust . . . . . . . . . . . . . . . . . . . . . . . .    7

                            ARTICLE I.

          PARTICULAR COVENANTS OF THE COMPANY REGARDING
                      THE MORTGAGED PROPERTY

Section 1. Covenant against Encumbrances . . . . . . . . . . . . . . .    7
Section 2. Covenant of Seizin. . . . . . . . . . . . . . . . . . . . .    8

                           ARTICLE II.

                     COVENANTS OF THE COMPANY

Section 1. Warranty as to Default. . . . . . . . . . . . . . . . . . .    8
Section 2. Existence and Authority . . . . . . . . . . . . . . . . . .    8

                           ARTICLE III.

Amendment to the Indenture . . . . . . . . . . . . . . . . . . . . . .    9

                            ARTICLE IV

                      CONCERNING THE TRUSTEE

Acceptance of Trusts and Conditions Thereof. . . . . . . . . . . . . .   10
   (a) Identity of Trustee . . . . . . . . . . . . . . . . . . . . .   10
   (b) Recitals by Company, not Trustee. . . . . . . . . . . . . . .   10
   (c) Limit of Responsibility . . . . . . . . . . . . . . . . . . .   10

                            ARTICLE V.

Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11

                           ARTICLE VI.

                          MISCELLANEOUS

Section 1. Supplemental to Original Indenture. . . . . . . . . . . . . .   11
Section 2. For Benefit of Parties and Bondholders Only . . . . . . . . .   11
Section 3. Date of Supplemental Indenture. . . . . . . . . . . . . . . .   11
Section 4. Original Counterparts . . . . . . . . . . . . . . . . . . . .   11
Section 5. Cover, Headings, etc. . . . . . . . . . . . . . . . . . . . .   12


TESTIMONIUM CLAUSE . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

SCHEDULE I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

ACKNOWLEDGMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40

RECORDING NOTE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44

     THIS TWENTY-THIRD SUPPLEMENTAL INDENTURE, dated as of the 1st day of June, in the year one thousand nine hundred and ninety-eight, between THE NARRAGANSETT ELECTRIC COMPANY (hereinafter generally called the Company), a corporation duly organized and existing under the laws of the State of Rhode Island and having its principal place of business in Providence, Rhode Island, and a mailing address of 280 Melrose Street, Providence, Rhode Island 02907, and BANKBOSTON N.A. (successor by merger to Rhode Island Hospital Trust National Bank and to Rhode Island Hospital Trust Company, and hereinafter generally called the Trustee), a national banking association duly incorporated and existing under the laws of the United States of America, having its principal place of business and address at 225 Franklin Street, Boston, Massachusetts 02110, and duly authorized to execute the trusts hereof.

     WITNESSETH THAT:

     WHEREAS, the Company heretofore executed and delivered to the Trustee a First Mortgage Indenture and Deed of Trust (hereinafter singly generally called the Original Indenture, and with this and all other indentures supplemental thereto collectively called the Indenture), dated as of September 1, 1944, and recorded among other places in the records of land-evidence of the City of Providence, R.I., Book 781, Page 1, to which this instrument is supplemental pursuant to the terms thereof, whereby the Company has mortgaged, conveyed, pledged, assigned and transferred to the Trustee all and singular the property therein specified, whether owned at the time of the execution or thereafter acquired by the Company, to secure its First Mortgage Bonds (hereinafter generally called the Bonds) of an unlimited (except as therein provided) permitted aggregate principal amount, to be issued in one or more series as provided in the Original Indenture; and

     WHEREAS, the Company has heretofore executed and delivered to the Trustee
Twenty-two Supplemental Indentures, viz.:

    Supplemental Indenture                       Dated As Of

    First Supplemental Indenture                 May 1, 1948
    Second Supplemental Indenture                March 1, 1952
    Third Supplemental Indenture                 March 1, 1953
    Fourth Supplemental Indenture                March 1, 1956
    Fifth Supplemental Indenture                 January 1, 1964
    Sixth Supplemental Indenture                 February 1, 1968
    Seventh Supplemental Indenture                    April 1, 1970
    Eighth Supplemental Indenture                March 1, 1972
    Ninth Supplemental Indenture                 March 1, 1974
    Tenth Supplemental Indenture                 August 1, 1974
    Eleventh Supplemental Indenture                   March 1, 1975
    Twelfth Supplemental Indenture                    August 1, 1980
    Thirteenth Supplemental Indenture                 February 1, 1982
    Fourteenth Supplemental Indenture                 January 1, 1984
    Fifteenth Supplemental Indenture                  January 1, 1986
    Sixteenth Supplemental Indenture                  June 1, 1986
    Seventeenth Supplemental Indenture                November 1, 1987
    Eighteenth Supplemental Indenture                 May 1, 1991
    Nineteenth Supplemental Indenture                 August 1, 1991
    Twentieth Supplemental Indenture                  May 1, 1992
    Twenty-First Supplemental Indenture               October 1, 1993
    Twenty-Second Supplemental Indenture         June 1, 1995

(hereinafter referred to as the Prior Supplemental Indentures) each of which is supplemental to the Original Indenture, whereby the Company has mortgaged, conveyed, pledged, assigned and transferred to the Trustee all and singular the property therein specified, whether owned at the time of the execution of each of said Supplemental Indentures or thereafter acquired by the Company, to secure its Bonds issued or to be issued in one or more series as provided in the Original Indenture; and

    WHEREAS, the Company under the Indenture has heretofore issued and has outstanding as of the date hereof the following aggregate principal amounts of its First Mortgage Bonds:

         SERIES      PERCENT      DUE             AMOUNT

          S          9 1/8%       2021         $  22,200,000
          T          8 7/8%       2021         $  22,000,000
          U          Various      Various      $  67,500,000
          V          Various      Various      $  45,000,000
          W          Various      Various      $  28,000,000

(hereinafter referred to as the Outstanding Bonds); and

     WHEREAS, Sections 4.07 and 4.17 of the Original Indenture and Articles I, Sections 2 of the Prior Supplemental Indentures provide that the Company will from time to time give further assurances to the Trustee, and will from time to time subject to the lien of the Indenture all after-acquired property included in the granting clauses of the Indenture, and Section 12.01 of the Original Indenture provides, among other things, that the Company and the Trustee from time to time may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of conveying, mortgaging, pledging, assigning or transferring to the Trustee any other property or properties to be held subject to the lien of the Indenture with the same force and effect as if included in the granting clauses thereof; and of making such provisions, for the purpose of curing any ambiguity or in regard to matters or questions arising under the Indenture, as may be necessary or desirable and not inconsistent with the security and protection intended to be conferred upon the Trustee and the Bondholders; and

     WHEREAS, the parties hereto desire to amend the Indenture in order to remove provisions made obsolete by the passage of time and neither necessary nor desirable and no longer necessary for the security and protection intended to be conferred upon bondholders; and

     WHEREAS, the Company desires pursuant to said provisions and as hereinafter provided to convey, mortgage, pledge, assign and transfer to the Trustee certain other properties hereinafter specified, to be held subject to the lien of the Indenture; to add certain covenants and agreements; to make such provision in regard to the Indenture as may be necessary or desirable and not inconsistent with the security and protection intended to be conferred upon the Trustee and the Bondholders; and

     AND WHEREAS, all things necessary to make this Twenty-Third
Supplemental Indenture a valid, legal and binding instrument supplemental to and confirmatory of the Original Indenture enforceable in accordance with its terms for the uses and purposes herein set forth, have been in all respects duly authorized:

     NOW, THEREFORE, in consideration of the premises and of the sum of $10 duly paid to the Company by the Trustee, and of other good and valuable considerations, receipt whereof upon the ensealing and delivery of this

Twenty-Third Supplemental Indenture the Company hereby acknowledges, and for the purpose of confirming the Original Indenture and the Prior Supplemental Indentures, and as an indenture hereby expressly stated to be supplemental to the Original Indenture, and, except as herein otherwise provided, in order to secure equally the pro rata payment of both the principal of and the interest on all of the Bonds at any time certified, issued and outstanding under the Indenture, according to their tenor, purport and effect and the provisions of the Indenture, and to secure the faithful performance and observance of all the covenants, obligations, conditions and provisions therein and in the Indenture contained, all as hereinafter provided,

     THE COMPANY does hereby confirm the pledge, mortgage, conveyance, assignment and transfer of the property set forth and described in the Original Indenture and the Prior Supplemental Indentures, except such properties or interests therein as may have been released by the Trustee or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture and the Prior Supplemental Indentures, or as were specifically reserved, excepted and excluded by the Original Indenture and the Prior Supplemental Indentures; and has given, granted, bargained, sold, warranted, pledged, assigned, transferred, mortgaged and conveyed, and by these presents does give, grant, bargain, sell, warrant, pledge, assign, transfer, mortgage and convey, unto the Trustee, and its successors in the trusts of the Indenture, and its and their assigns, upon and for the trusts thereby and hereby established and confirmed, all and singular the following described land and personal properties, franchises, rights and privileges acquired by the Company since the execution and delivery of the Twenty-second Supplemental Indenture or to be acquired by the Company hereafter as by the terms of the Original Indenture and the Prior Supplemental Indentures or by reason of being affixed to the freehold described in the Original Indenture and the Prior Supplemental Indentures, or for any other reason whatsoever are subject to or to be subjected to the lien of the Original Indenture and the Prior Supplemental Indentures, including, but without in any way limiting the generality of the foregoing, all the right, title and interest of the Company in and to the property and interests in property, with the buildings thereon and the appurtenances thereto particularly described in Schedule I hereto attached and hereby made a part hereof as fully as if repeated herein at length (all of the foregoing, with all other property, and rights and interests in property, intended to be hereby or by the Original Indenture and the Prior Supplemental Indentures conveyed, mortgaged, pledged, assigned and transferred, or at any time conveyed, mortgaged, pledged, assigned, transferred or delivered, and all proceeds of any of the foregoing at any time conveyed, mortgaged, pledged, assigned, transferred, and/or delivered, to and from time to time held by the Trustee upon the trusts hereof and of the Original Indenture and the Prior Supplemental Indentures, being herein generally called, collectively, the Mortgaged Property):

                              FIRST.

       REAL ESTATE AND RIGHTS AND INTERESTS IN REAL ESTATE.

     Subject to the exceptions and reservations hereinafter set forth all the real estate, rights and interests in real estate, lands, buildings, structures, rights and interests in lands, easements, leases of land and every right appurtenant thereto, franchises, rights of way, rights to construct, maintain and operate overhead and underground systems for the generation, distribution and transmission of electric current or other agencies for the supplying of light, heat and power, transmission, service and distribution lines and systems, and all releases of damages, water, flowage and riparian and shore rights, now owned by the Company, including, without limitation, all property particularly described in Schedule I hereto attached and hereby made a part hereof as fully as if repeated herein at length.

                             SECOND.

                PROPERTY HEREAFTER CONVEYED, ETC.

     Any and all cash, stocks, shares, bonds, notes, securities or other property which at any time hereafter, by delivery or writing of any kind for the purposes hereof, may, at the option of the Company, be expressly conveyed, mortgaged, pledged, delivered, assigned or transferred to or deposited with the Trustee hereunder by the Company or by a successor corporation, or with its consent by any one on its behalf, as and for any additional security for the Bonds issued and to be issued hereunder, the Trustee being authorized at any and all times to receive such conveyance, mortgage, pledge, delivery, assignment, transfer or deposit and to hold and apply any and all such cash, stock, shares, bonds, notes, securities or other property subject to all the provisions hereof and/or of such writing.

                              THIRD.

                     MISCELLANEOUS PROPERTY.

     All other, if any, lands, easements, leases of land and every right appurtenant thereto, rights of way, rights to construct, maintain and operate overhead and underground systems for the distribution and transmission of electric current or other agencies for the supplying of light, heat and power, all releases of damages, water, flowage and riparian and shore rights, dams, wharves, tracks, switches, terminal facilities and other interests in lands, including (without in any wise limiting or impairing by the enumeration of the same the generality, scope and intent of the foregoing or of any general description contained in this Twenty-third Supplemental Indenture) buildings, electric generating, light, heat and power, and gas, ice and refrigerating, plants and systems, transmission, service and distribution lines and systems and steam heating plants and systems, water and/or water works, plants and systems, manufactories, power houses, stations, substations, pipe lines, pipes, mains, conduits, towers, tunnels, subways, bridges, poles, wires, cables, fittings, connections and all other structures, machinery, engines, boilers, pumps, valves, pipings, connections, dynamos, meters, transformers, generators, motors, storage batteries, electrical and mechanical machinery, appliances, equipment and appurtenances of every description and character, tools, implements, wagons, fixtures, appliances, appurtenances, accessories, and all other physical assets and all rights, grants, privileges, leases and leasehold interests, licenses, permits, locations, consents, franchises, grants and immunities, and all rights to compensation upon the termination in any manner of any of the same, and any and all interest in property of the character included in this Division Third, whether now owned by the Company or at any time hereafter acquired.

     TOGETHER WITH all the Company's now-existing or hereafter-acquired right, title and interest in and to any and all physical property of the Company, now or hereafter subject to any prior mortgage, pledge, charge and/or other encumbrance or lien, and the cash and/or other proceeds therefrom, to the extent that such property, cash and/or proceeds shall not be otherwise held and/or applied pursuant to the requirements of any such mortgage, pledge, charge and/or other encumbrance or lien.

     AND TOGETHER WITH all and singular the now-existing and hereafter-acquired rights, privileges, tenements, hereditaments and appurtenances belonging or in any wise appertaining in and to the aforesaid property or any part thereof, and the reversion and reversions, remainder and remainders and, subject to the provisions of Section 6.01 of the Original Indenture, all tolls, rents, revenues, earnings, interest, dividends, royalties, issues, income and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire, in and to all and every part and parcel of the foregoing, it being the intention to include herein and to subject to the lien hereof all land, interest in land, real estate, physical assets and franchises whether now owned by the Company or which it may hereafter acquire and wherever situated, as if the same were now owned by the Company and were specifically described and conveyed hereby except as hereinafter specified.

                   RESERVATIONS AND EXCEPTIONS.

     SUBJECT, HOWEVER, as to all property, and rights and interests in and to property, of any character hereinbefore described, in so far as affected thereby, to any mortgages or other encumbrances or liens on such property constituting permitted liens as in the Original Indenture defined;

     AND SUBJECT FURTHER as to the property in Divisions First and Third above described, insofar as affected thereby, to the liens, encumbrances, reservations, restrictions, conditions, limitations, covenants, interests and exceptions, if any, set forth or referred to in the descriptions thereof hereinbefore and in said Schedule I contained, none of which substantially interferes with the free use and enjoyment by the Company of the property and rights hereinbefore described for the general purposes and uses of the Company's business;

     AND SPECIFICALLY RESERVING, EXCEPTING AND EXCLUDING from this instrument, and from the grant, conveyance, mortgage, transfer and assignment herein contained,

     (a) all property expressly excepted in the Original Indenture, the Prior Supplemental Indentures and herein and in schedules of property thereto and hereto;

     (b) all property, permits, licenses, franchises and rights, whether now owned or hereafter acquired by the Company, which are intended to be hereby granted, conveyed, mortgaged, assigned and transferred, but which can not be so granted, conveyed, mortgaged, assigned or transferred without the consent of other parties whose consent is not secured, or without subjecting the Trustee to a liability not otherwise contemplated by the provisions of the Indenture, or which otherwise may not be, or are not, hereby lawfully and/or effectively granted, conveyed, mortgaged, assigned and transferred by the Company;

     (c) the last day of the term of each leasehold estate (oral or written, and/or any agreement therefor) now or hereafter enjoyed by the Company, and whether falling within a general or particular description of property herein; and

     (d) all the Company's present and future fuel, automobiles, automotive equipment, merchandise held for sale, cash on hand or in bank, furniture, office equipment, books, choses in action, contracts, shares of stock, bonds and other securities, documents and accounts and bills receivable (except proceeds of the Mortgaged Property, and insurance and other monies, and purchase money obligations, required by the provisions of the Original Indenture and hereof to be paid to or deposited with the Trustee), and materials, stores, supplies and other personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the plants or systems of the Company.

     TO HAVE AND TO HOLD the Mortgaged Property, with all of the privileges and appurtenances thereunto belonging (but subject to the foregoing specified exceptions and reservations) unto the Trustee, its successors in the trusts of the Indenture, and its and their assigns, to its and their own use, forever;

     BUT IN TRUST NEVERTHELESS for the equal pro rata benefit, security and protection (except as provided in the Indenture, and except insofar as a sinking or analogous fund or funds, established in accordance with the provisions of the Indenture, may afford particular security for Bonds of one or more series, and except independent security as provided in Section 2.02 of the Original Indenture) of the bearers and the registered owners of the Bonds from time to time certified, issued and outstanding under the Indenture, and the bearers of the coupons thereunto belonging, without (except as aforesaid) any preference, priority or distinction whatever of any one Bond over any other Bond by reason of priority in the issue, sale or negotiation thereof, or otherwise.

     The Company hereby declares that it holds and will hold and apply all property described in the foregoing clauses (b) and (c) as specifically reserved and excepted, upon the trusts in the Indenture set forth and as the Trustee (or any purchaser thereof upon any sale thereof under the Indenture) shall for such purpose direct from time to time, to the fullest extent permitted by law or in equity, as fully as if the same could be and had been hereby granted, conveyed, mortgaged, assigned and transferred to and vested in the Trustee.

     In addition to and in confirmation and performance of the covenants, declarations, agreements, conditions and provisions of the Original Indenture and the Prior Supplemental Indentures, it is hereby further covenanted, declared and agreed, upon the trusts and for the purposes aforesaid, that the trusts, terms and conditions, upon which the Mortgaged Property hereby granted, mortgaged, conveyed, assigned and transferred or intended so to be is to be held and disposed of, are as set forth in the Original Indenture and the Prior Supplemental Indentures and in the following covenants, agreements, conditions and provisions, viz.:

                            ARTICLE I.

        PARTICULAR COVENANTS OF THE COMPANY REGARDING THE
                       MORTGAGED PROPERTY.

     The Company covenants and agrees, in particular, but without limiting other covenants and provisions hereof, or of the Original Indenture and the Prior Supplemental Indentures, as hereinafter in this Article set forth, namely:


     SECTION 1. The Mortgaged Property specifically described in the granting clauses of this Twenty-third Supplemental Indenture, including
Schedule I hereof, is now wholly free from and unencumbered by any defect, mortgage, pledge, charge or other encumbrance or lien, of any kind, superior to or on a parity with the lien of the Indenture, except only taxes for the current year not yet due, permitted liens and those encumbrances, if any, referred to in said granting clauses and Schedule I hereof; and the Company will duly and punctually remove, perform, pay and discharge, or if it contests, will stay (and indemnify the Trustee from time to time to the satisfaction of the Trustee against) the enforcement of, all obligations and claims arising or to arise out of or in connection with each and all thereof. The Company will not create or suffer any other mortgage, pledge, charge or material encumbrance or lien, of any kind, superior to or on a parity with the lien of the Indenture, upon the Mortgaged Property, or any part thereof, now owned or hereafter acquired, except only such as are permitted under the provisions of Section 4.16 of the Original Indenture.

     SECTION 2. The Company is lawfully seized in fee simple of the real estate, and owns outright and is lawfully possessed in its own right, absolutely and unconditionally, of the property and rights, constituting the Mortgaged Property specifically described in the granting clauses of this Twenty-third Supplemental Indenture, including Schedule I hereof, and has good title to, and full power and authority to sell, transfer, assign, mortgage, pledge and convey the property, rights and interests hereby presently sold, transferred, assigned, mortgaged, pledged and conveyed or purported or intended so to be, all subject only to taxes not yet due, to those liens, encumbrances and defects, if any, referred to in the granting clauses and said
Schedule I hereof; and the Company will warrant and defend the title to the Mortgaged Property, and every part thereof (subject as aforesaid), to the Trustee, against all claims and demands whatsoever of any person and all persons claiming or to claim the same or any interest therein, subject only as aforesaid and to mortgages, encumbrances and liens on after-acquired property to the extent permitted by Section 4.16 of the Original Indenture. The Company will keep this Twenty-third Supplemental Indenture at all times properly filed and recorded, and refiled and rerecorded, in such manner and in such places, and will do such other acts, as may be necessary or desirable to establish and maintain the superior lien of the Indenture upon the Mortgaged Property, and for the proper protection of the Trustee and the Bondholders. The Company will also from time to time subject to the lien of the Indenture all of its hereafter-acquired property which is included in the granting clauses hereof or which the Company is required by any of the provisions of the Indenture to subject to the lien thereof.

                           ARTICLE II.

                    COVENANTS OF THE COMPANY.

     SECTION 1. The Company warrants that at the date of the execution and delivery of this Twenty-third Supplemental Indenture the Company is not in default in any respect under any of the provisions of the Original Indenture, of the Prior Supplemental Indentures or of the Outstanding Bonds, and covenants that it will perform and fulfill all the terms, covenants and conditions of the Indenture to be performed and fulfilled by the Company.

     SECTION 2. The Company is duly organized and existing under the laws of the State of Rhode Island, and is duly authorized under all applicable provisions of law and all corporate action on its part to execute this Twenty-third Supplemental Indenture, and for the execution and delivery of this Twenty-third Supplemental Indenture, has been duly and effectively taken.
This Twenty-third Supplemental Indenture is and will be a valid and enforceable obligation of the Company in accordance with the provisions hereof.

                           ARTICLE III.

                   AMENDMENTS TO THE INDENTURE

         The Original Indenture, as previously amended, is hereby further amended as set forth below.

         Section 4.02 of the Original Indenture is amended to read as follows:

         4.02. The Company covenants and agrees that whenever necessary to avoid or fill a vacancy in the office of Trustee, the

Company will in the manner provided in section 10.19 appoint a Trustee so that there shall at all times be a Trustee hereunder which shall at all times be a bank or trust company which shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory or of the District of Columbia with a capital and surplus of at least One Million Dollars ($1,000,000) and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal, state, territorial or District of Columbia authority.

         Section 10.22 of the Original Indenture is amended to read as follows:

         10.22. Any corporation into which the Trustee may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Trustee shall be a party or any corporation to which substantially all the business and assets of the Trustee may be transferred or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee including, without limitation, State Street Bank and Trust Company as successor in September 1995 to substantially all of the corporate trust business of Rhode Island Hospital Trust National Bank, provided such corporation shall be eligible under the provisions of sections 4.02 and 10.01 and qualified under section 10.15 shall be the successor trustee under this Indenture, without the execution or filing of any paper or the performance of any further act on the part of any other parties hereto, anything herein to the contrary notwithstanding. In case any of the Bonds contemplated to be issued hereunder shall have been authenticated but not delivered, any such successor to the Trustee may, subject to the same terms and conditions as though such successor had itself authenticated such Bonds, adopt the certificate of authentication of the original Trustee or of any successor to it as trustee hereunder, and deliver the said Bonds so authenticated; and in case any of said Bonds shall not have been authenticated, any successor to the Trustee may authenticate such Bonds either in the name of any predecessor hereunder or in the name of the successor trustee, and in all such cases such certificate shall have the full force which it is anywhere in said Bonds or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to authenticate Bonds in the name of the Trustee shall apply only to its successor or successors by merger or consolidation or sale as aforesaid.


                           ARTICLE IV.

                     CONCERNING THE TRUSTEE.

         The Trustee accepts and agrees to execute the trusts, powers, rights and duties of the Trustee under this Twenty-third Supplemental Indenture upon and only upon and subject to the terms and conditions of this Twenty-third Supplemental Indenture and the terms and conditions of the Original Indenture relating to the Trustee thereunder, all of which the Company agrees are applicable to the Trustee hereunder, expressly including, but without limiting the foregoing, or other provisions of the Indenture and hereof protecting the Trustee, and without limiting or affecting any right, power or discretion of the Trustee thereunder or hereunder, or otherwise existing, the following:

              (a) The Trustee for the time being under the Original Indenture shall ex officio be the Trustee under this Twenty-third Supplemental Indenture. The word "Trustee" wherever used herein shall be taken to apply to the Trustee for the time being under the Original Indenture and hereunder.

              (b) The recitals of fact contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the value of the mortgaged and pledged property or any part thereof, or as to the title of the Company thereto, or as to the validity or adequacy of the security afforded thereby and hereby, or as to the validity of this Twenty-third Supplemental Indenture.

              (c) The Trustee in respect of all provisions hereof, of all moneys held by it hereunder, of all property herein embraced and of all action or omission to act hereunder (i) shall be held to no responsibility or liability hereunder in any way greater than the responsibility or liability to which the Trustee under the Original Indenture is held thereunder and (ii) shall be entitled to, may exercise and shall be protected by (to the full extent that the same are applicable) all estate, rights, powers, conditions, duties, privileges, immunities, exemptions, authorities, protection and provisions set forth in Article 10 of the Original Indenture as applying to the Trustee thereunder, all of which mutatis mutandis are hereby adopted and made applicable in respect of such provisions hereof, moneys held hereunder, property herein embraced and action or omission to act hereunder as fully as if the provisions concerning the same were set forth herein at length.

                            ARTICLE V.

                           DEFEASANCE.

         All the property hereby mortgaged and pledged or intended so to be shall revert to the Company and the estate, right, title and interest of the Trustee in respect thereof shall cease, determine and become void and the Trustee shall execute to the Company or its order proper instruments acknowledging satisfaction of this Twenty-third Supplemental Indenture and surrendering to the Company or its order all cash and deposited securities, if any, which shall then be held hereunder in the manner and with the effect provided in Article 15 of the Original Indenture, but only upon the discharge of the Original Indenture by the Trustee thereunder pursuant to the provisions thereof.

                           ARTICLE VI.

                          MISCELLANEOUS.

         SECTION 1. This Twenty-third Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and as provided in the Original Indenture this Twenty-third Supplemental Indenture forms a part thereof and, except as herein expressly otherwise defined, the use of terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture. Pursuant to
Section 12.01 of the Original Indenture, it is hereby stipulated that the Trustee shall not be taken impliedly to waive hereby any right it would otherwise have.

         SECTION 2. All the covenants and provisions of this Twenty-third Supplemental Indenture are for the sole and exclusive benefit of the parties hereto and the holders of the Bonds, and no others shall have any legal, equitable or other right, remedy or claim under or by reason of this Twenty-third Supplemental Indenture.

         SECTION 3. This Twenty-third Supplemental Indenture is stated to be dated as of June 1, 1998. This is intended as and for a date for reference and for identification, the actual time of the execution hereof being the date set forth in the testimonium clause hereof.

         SECTION 4. This Twenty-third Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed an original; and such counterparts shall constitute but one and the same instrument, which shall for all purposes be sufficiently evidenced by any such original counterpart.

         SECTION 5. The cover of this Twenty-third Supplemental Indenture and all article headings, and the table of contents and marginal notes, if any, are inserted for convenience only, and shall not affect any construction or interpretation hereof.


         IN WITNESS WHEREOF, The Narragansett Electric Company has caused this Twenty-third Supplemental Indenture to be executed, and its corporate seal to be hereto affixed, by its officers thereunto duly authorized, and BankBoston N.A. has caused this Twenty-third Supplemental Indenture to be executed, and its corporate seal to be hereto affixed, by its officers thereunto duly authorized, all as of the day and year first above written, but actually executed on July 28, 1998.


                        THE NARRAGANSETT ELECTRIC COMPANY

                        By  /s/ R. Nadeau
                          _____________________________________________
                            R. Nadeau, Vice President

ATTEST:
                                                  [Corporate Seal]

/s/ Robert King Wulff
_______________________________________
Robert King Wulff, Assistant Secretary


                        BANKBOSTON N.A.

                        By  /s/ Paul M. Lenahan
                           ____________________________________________
                             Paul M. Lenahan, Vice President


ATTEST:

                                                  [Corporate Seal]

/s/ Robert N. Gaumont
_______________________________________
Robert N. Gaumont, Vice President

                            SCHEDULE I

     The property and interests in property situated in the Towns of Barrington, Bristol, Burrillville, Charlestown, Coventry, East Greenwich, Exeter, Foster, Glocester, Hopkinton, Johnston, Lincoln, Little Compton, Narragansett, North Kingstown, North Providence, Richmond, Scituate, Smithfield, South Kingstown, Tiverton, Warren, Westerly, West Greenwich and West Warwick, Rhode Island, and in the Cities of Cranston, East Providence, Providence and Warwick, Rhode Island, by the following instruments:

                            BARRINGTON

                                      Recorded in Barrington
                                           Land Records

Grantors                Date          Book   Page     Prop. No.

Connor Lane, LLC.       July  17, 1995        294      169 Gen. 7562
GHG Fowler, Inc.        Nov.  25, 1996        334       26 Gen. 7563
United States of America              Jan.  18, 1997   337   36 Gen. 7564
Town of Barrington      May    6, 1997        345      311 Gen. 7565

                             BRISTOL

                                      Recorded in Bristol
                                         Land Records

Grantors                Date          Book   Page     Prop. No.

Edward J. Mack          July   6, 1995        548       63 Gen. 11,730
Mildred Balzano         Dec.   8, 1995        562       54 Gen. 11,731
Goetz Realty, Inc.      April  4, 1996        573        3 Gen. 11,732
Shannon Yachts Limited
   Partnership          May    7, 1996        581      241 Gen. 11,733
Ursula M. Beauregard, Tr.             Feb.  12, 1997   600    8 Gen. 11,734
The Rhode Island Five   Jan.  27, 1997        598       85 Gen. 11,735
57 Assoc.               Jan.  27, 1997        598       83 Gen. 11,736
Ursula M. Beauregard, Tr.             Apr.  18, 1997   606  102 Gen. 11,737
The Rhode Island Five   Apr.  18, 1997        606      100 Gen. 11,738
57 Assoc.               Apr.  18, 1997        606       98 Gen. 11,739
Joseph M Casalino IV et al            Aug.   4, 1997   618  237 Gen. 11,740
CML Development Corp.   Sept. 30, 1997        625      20  Gen. 11,741
Elder Care Two, Inc.    Jan.   8, 1997        596      308 Gen. 11,742
Francesca Development
   Corporation          Feb.   8, 1998        638      90  Gen. 11,743

                           BURRILLVILLE

                                      Recorded in Burrillville
                                            Land Records

Grantors                Date          Book   Page     Prop. No.

Kevin R. Paine et als (Fee)           May   28, 1998   204  239 KC-S 218

                           CHARLESTOWN

                                      Recorded in Charlestown
                                             Land Records

Grantors                Date          Book   Page     Prop. No.

J.F. Smith Builders, Inc.             Mar.  30, 1995   144  515 Gen. 4711
Michael Vickers         Jan.  15, 1995        144      158 Gen. 4712
H. Grant Kettelle et al May   27, 1995        145     1080 Gen. 4714
David M. Howard, Jr. et al            June   6, 1995   145 1082 Gen. 4715
MTS Builders of Rhode
     Island,  Inc.      June   7, 1995        145     1084 Gen. 4716
Carol A. Cox            Sept. 13, 1995        147      799 Gen. 4717
Margaret G. Mathews     Sept. 25, 1995        147      801 Gen. 4718
Brian R. Bootay         Jan.  20, 1996        150      995 Gen. 4719
Michael Clemons et al   Mar.  21, 1996        151      287 Gen. 4720
Sheelagh M. Brockmyre   June  27, 1996        153      595 Gen. 4721
William F. Arnold, Jr. et al          June  20, 1996   153  592 Gen. 4722
Peter W. Arnold et ali  June  11, 1996        153      589 Gen. 4723
David A. Greene et al   Dec.  11, 1996        156      159 Gen. 4724
George W. Greene, Jr. et ali          Dec.  12, 1996   156  162 Gen. 4725
The Charlestown Land
     Group, LLC         Nov.  18, 1996        156      725 Gen. 4726
Walter B. Brown         Nov.  26, 1996        156      157 Gen. 4727
William E. Follett, Sr. Jan.   3, 1997        156      722 Gen. 4728
Paul E. Kaplan et al    Mar.  21, 1997        158       71 Gen. 4729
Richard S. Allison et al              May    8, 1997   159  251 Gen. 4730
Albert J. Scott         Apr.  30, 1997        158      568 Gen. 4731
Ellen M. Thweatt        June   4, 1997        159      254 Gen. 4732
Scot V. Hallberg        June  11, 1997        159      463 Gen. 4733
John F. Smith et al     Sept.  5, 1997        161      720 Gen. 4734
Kevin J. O'Leary et al  Oct.   1, 1997        162      665 Gen. 4735
Harold L. Hopkins       July  29, 1997        161      237 Gen. 4736
Catherine V. Schoeninger              July  26, 1997   161  255 Gen. 4737
Henry Langdon Heminway et al          Apr.  19, 1996   152  135 Gen. 4738
Arthur H. Henyon et als Jan.  12, 1998        164      623 Gen. 4739
Everett J. Hopkins      Dec.  19, 1997        164      900 Gen. 4740
Steven A. Persson et al Apr.  24, 1998        167      376 Gen. 4741
Gudny Persson           Apr.  27, 1998        167      373 Gen. 4742
Anne M. Nelson et al    Apr.  27, 1998        167      378 Gen. 4743

                             COVENTRY

                                      Recorded in Coventry
                                          Land Records

Grantors                Date          Book   Page     Prop. No.

James Steitz et al      May   12, 1995        502       27 Gen. 6251
Putnam Associates       Mar.  15, 1995        500       53 Gen. 6263
Howard E. Wahl, Jr. et al             Mar.  29, 1995   500   55 Gen. 6264
A & R Properties, Inc.  Apr.   6, 1995        500       57 Gen. 6265

                             COVENTRY

                                      Recorded in Coventry
                                             Land Records

Grantors                Date          Book   Page     Prop. No.

Major Realty, LLC       Apr.  24, 1995        500       59 Gen. 6266
Pettine Associates, Inc.              Apr.  24, 1995   500   61 Gen. 6267
A & R Properties, Inc.  Apr.  27, 1995        500       63 Gen. 6268
W.F.D. Associates, L.P. July   6, 1995        510      262 Gen. 6269
W.F.D. Associates, L.P. July  17, 1995        510      265 Gen. 6270
Alpine Realty, L.L.C.   June  22, 1995        510      259 Gen. 6271
Donald F. Fisher et al  June  12, 1995        505      175 Gen. 6272
Capital Modular Development
     Corporation        May   25, 1995        505      177 Gen. 6273
John Joly Enterprises Inc.            Aug.  16, 1995   518    3 Gen. 6274
Midwestern Homes, Inc.  Aug.   7, 1995        518        5 Gen. 6275
David m. Bedard         Sept. 21, 1995        520       75 Gen. 6276
Walter Arcand           Sept. 28, 1995        520      301 Gen. 6277
A & R Properties, Inc.  Oct.   4, 1995        522       18 Gen. 6278
David W. Krahn et al    Sept. 30, 1995        522       22 Gen. 6279
Wal-Mart Stores, Inc.   Oct.   2, 1995        524      188 Gen. 6280
Deborah Gail Guthrie et al            Oct.   5, 1995   524  186 Gen. 6281
Linda Gay               Oct.   5, 1995        524      184 Gen. 6282
John J. Perrotti et al  Oct.  19, 1995        524      182 Gen. 6283
Walter Arcand           Nov.  17 1995  529    255     Gen. 6284
Todd P. Langlais et al  Oct.  25, 1995        528      277 Gen. 6285
Michelle C. Ricci et al Jan.  29, 1996        539       45 Gen. 6286
Padula Builders, Inc.   Feb.  27, 1996        541      245 Gen. 6287
Paul Andrukiewicz       Mar.  25, 1996        546      125 Gen. 6288
Frontier Properties, Inc.             Mar.  26, 1996   547  284 Gen. 6289
Scott Rose              Feb.  12, 1996        547      286 Gen. 6290
Alice St. Jean          July  15, 1996        565      219 Gen. 6291
Walter W. Arcand        June  26, 1996        562      128 Gen. 6292
William C. Eccleston et al            June  26, 1996   562  125 Gen. 6293
Waterford Homes, Inc.   Apr.  18, 1996        562      110 Gen. 6294
Joseph L. Peltier, Jr.et ali          Jan.  20, 1996   563   89 Gen. 6295
Scott Pellett           Apr.  17, 1996        562      104 Gen. 6296
Bruce J. Johnson et al  Apr.  16, 1996        562      106 Gen. 6297
Michael P. Chabot       Apr.   2, 1996        562      108 Gen. 6298

                             COVENTRY

                                      Recorded in Coventry
                                            Land Recorrds

Grantors                Date          Book   Page     Prop. No.

Raymond J. Stewart et al              Sept. 19, 1996   578  282 Gen. 6299
J & R Contractors, Inc. Sept. 13, 1996        578      284 Gen. 6300
Edward W. Cerio et al   Sept. 17, 1996        578      111 Gen. 6301
James Dionne et al      Sept. 16, 1996        578      108 Gen. 6302
Weaver Hill Estates, Inc.             July  24, 1996   570  192 Gen. 6303
J & R Contractors, Inc. Aug.  29, 1996        575      238 Gen. 6306
Highwood Associates, LLC              Aug.  26, 1996   575  235 Gen. 6304
Resource Construction, Inc.           Aug.  26, 1996   575  242 Gen. 6305
The Town of Coventry    Sept. 30, 1996        580      279 Gen. 6307
Michael R. Durand et al Oct.   7, 1996        583      136 Gen. 6308
Padula Builders, Inc.   Oct.   1, 1996        583      139 Gen. 6309

Harry J. Masiello       Oct.   9, 1996        585      120 Gen. 6310
Kevin M. Magnone        Sept.  2, 1996        589       56 Gen. 6311
Norman Marsocci         Oct.  31, 1996        591      150 Gen. 6312
Northstar Development
   Corporation          Dec.  13, 1996        595      209 Gen. 6313
Carmine DeCesare, Jr. et al           Dec.  15, 1996   595  207 Gen. 6314
Donald Edward Gomes et al             Dec.  15, 1996   595  205 Gen. 6315
Thomas E. Pimentel      Dec.  11, 1996        595      202 Gen. 6316
Eugene Walter           Dec.  16, 1996        595      211 Gen. 6317
Riverview Nursing Home, Inc.          Dec.   4, 1996   598  182 Gen. 6318
Alfonso DiGiacomo et al Jan.   6, 1997        598      180 Gen. 6319
Walter Arcand           Jan.   3, 1997        597      257 Gen. 6320
W.F.D. Associates, LP   Jan.  13, 1997        599      278 Gen. 6321
J&R Contractors, Inc.   Jan.  17, 1997        599      284 Gen. 6322
Matteson Estates Homeowners
     Association        Jan.  17, 1997        599      282 Gen. 6323
Ingrid L. Fratantuono   Jan.  17, 1997        599      276 Gen. 6324
James J. Jordan et al   Dec.  17, 1996        601      105 Gen. 6325
David P. Cayouette      Jan.  20, 1997        600      181 Gen. 6326
Patricia L. Rendine et al             Jan.  24, 1997   601  298 Gen. 6327
Elaine Enterprises, Inc.              Feb.  20, 1997   611  100 Gen. 6328
Padula Builders, Inc.   Mar.  31, 1997        611       97 Gen. 6329
Holly Tattrie           Apr.  14, 1997        613      229 Gen. 6330
Quidnick Reservoir Company            Feb.  13, 1997   617    4 Gen. 6331
Steven L. Cayouette et al             May   12, 1997   618  302 Gen. 6332
W.F.D. Associates, L.P. June  17, 1997        624      280 Gen. 6333
Niagra Pool Filling Co., Inc          June  10, 1997   624  276 Gen. 6334
Enea M. DeSimone et al  July  14, 1997        630      184 Gen. 6335
Wood Estates, Inc.      Aug.  19, 1997        638      157 Gen. 6336
John Joly et al         Sept.  2, 1997        639      292 Gen. 6337
Brian Andrea et al      July   1, 1997        651      274 Gen. 6338
Town of Coventry        Oct.  20, 1997        651      272 Gen. 6339
Maple Root Corporation  July  30, 1996        585      123 Gen. 6340
Noel Daigneault et al   Dec.   3, 1997        666      182 Gen. 6341
Henry F. DiPietro et al Dec.   1, 1997        666      180 Gen. 6342
Rachel G. Fontaine      Dec.  30, 1997        668      188 Gen. 6343

                             COVENTRY

                                      Recorded in Coventry
                                            Land Records

Grantors                Date          Book   Page     Prop. No.

Adam W. Schmitt et al   Oct.  22, 1997        666      205 Gen. 6344
Town of Coventry        Jan.   7, 1998        670       59 Gen. 6345
Stephen A. DiMuccio et al             Jan.   6, 1998   670   61 Gen. 6346
Johnston Corporation    Dec.  31, 1997        668      190 Gen. 6347
Ronald R.S. Picerne, Tr.              Feb.   2, 1998   674  206 Gen. 6348
J & R Contractors, Inc. Feb.   5, 1998        675      132 Gen. 6349
Putnam Associates       Feb.  13, 1998        676      277 Gen. 6350
The Greene Company      Jan.  13, 1998        676      275 Gen. 6351
Brookfield Development, Inc.          Mar.  13, 1998   684   14 Gen. 6352
Anthony S. Buglio et al Mar.   6, 1998        685       77 Gen. 6353
Centerville Builders, Inc.            Mar.  26, 1998   687  108 Gen. 6354
Capital Modular Development
   Corporation          Apr.   6, 1998        690      163 Gen. 6355
Nucore Development Company,
   Inc.                 Mar.  17, 1998        689      139 Gen. 6356
Coventry Lake CVS, Inc. Apr.   3, 1998        689      137 Gen. 6357

Andre B. Leblanc et al  Apr.   6, 1998        690      161 Gen. 6358
Town of Coventry        Apr.  14, 1998        696       23 Gen. 6359
J & R Contractors, Inc. Apr.  22, 1998        693      212 Gen. 6360
Ronald P. Mailloux et al              Apr.  30, 1998   696   29 Gen. 6361
Sally A. Ruzanski       Apr.  29, 1998        696       27 Gen. 6362
John A. Ruzanski et al  Apr.  30, 1998        696       25 Gen. 6363
Jon L. Jarvis et al     Apr.  28, 1998        693      210 Gen. 6364

                             CRANSTON

                                      Recorded in Cranston
                                          Land Records

Grantors                Date          Book   Page     Prop. No.

F. Paolino Homes, Inc.  Dec.   5, 1994        884      103 Gen. 10,061
Dalo Associates, Inc.   Dec.   8, 1994        884      328 Gen. 10,062
Ralph Shippee           Jan.  17, 1995        887      776 Gen. 10,063
Broadwal Associates     Apr.  17, 1995        894      746 Gen. 10,064
Fleet National Bank,
   Executor             May   23, 1995        898       63 Gen. 10,065
D.W. Daniel Contracting and
   Estimating, Inc.     Aug.   7, 1995        908      132 Gen. 10,066
Sanrose Realty Associates             Aug.   2, 1995   908  130 Gen. 10,067
Geigy Chemical Corporation            Aug.  16, 1995   908  134 Gen. 10,068
F. Paolino Homes, Inc.  Sept. 20, 1995        913      215 Gen. 10,069
Meadowbrook Estates, LLC              Dec.  21, 1995   919  594 Gen. 10,070
The Emeline Company     Dec.  13, 1995        918      464 Gen. 10,071
Capuano Associates      Dec.  13, 1995        918      467 Gen. 10,072
Santurri Realty Inc.    Aug.  16, 1996        946      727 Gen. 10,073
Doe Family Trust II     Aug.    5, 1996       946      729 Gen. 10,074
F & J Realty            June   27, 1996       940      737 Gen. 10,075

                             CRANSTON

                                      Recorded in Cranston
                                          Land Records

Grantors                Date          Book   Page     Prop. No.

Pauline R. Savicki      June   21, 1996       939      947 Gen. 10,076
Malco Saw Co., Inc.     Mar.   26, 1996       929       38 Gen. 10,077
Gusty Paliotta          July   10, 1996       947      381 Gen. 10,078
575 Realty Associates   Sept.  24, 1996       951      985 Gen. 10,079
City of Cranston        Oct.   27, 1996       952      920 Gen. 10,080
Paul E. Mastrobuono     June   21, 1996       939      945 Gen. 10,081
Clara Cardi, Tr.        Oct.   26, 1996       953      666 Gen. 10,082
W.F.D. Associates L.P.  Oct.   15, 1996       953      664 Gen. 10,083
Benjamin J. Scaralia et ali           Nov.    4, 1996  954  404 Gen. 10,084
Jorgen W. Rasmussen     Sept.  26, 1996       954      401 Gen. 10,085
City of Cranston        Jan.   29, 1997       965      113 Gen. 10,086
Zarrella Development Corp.            Jan.   31, 1997  963  974 Gen. 10,087
David J. Sasso et al    Feb.   12, 1997       965      116 Gen. 10,088
Rodio Contractors, Inc. Dec.   17, 1996       959      539 Gen. 10,089
R.C. Investments, Inc.  Nov.   21, 1996       956      588 Gen. 10,090
Anthony Barile et al    Dec.    4, 1996       958      134 Gen. 10,091
Vincent J. Confreda     Feb.   14, 1997       966      691 Gen. 10,092
Rosel, Inc.             Mar.   10, 1997       967      807 Gen. 10,093
Marandola Development, Inc.           Mar.   24, 1997  969  927 Gen. 10,094

The Rossini & Smith
   Companies, Inc.      Mar.   25, 1997       969      925 Gen. 10,095
Joseph A. Turchetta et al             July   28, 1997  984  578 Gen. 10,096
Sandy Delfino, Jr.      May    2, 1997        986      231 Gen. 10,097
Frank P. Fede et al     June   11, 1997       986      233 Gen. 10,098
Theodore H.Lichtenfels d/b/a          July   10, 1997  982  804 Gen. 10,099
Edward L. Rodi et al    July   22, 1997       983      558 Gen. 11,000
Thomas J. Flatley d/b/a Aug.    6, 1997       986      904 Gen. 12,900
Fleet Construction Co., Inc.          Sept.  15, 1997  989  990 Gen. 12,901
Russell H. Wilbur et al Sept.  15, 1997       989      987 Gen. 12,902
Dennis H. Psilopoulos, LLC            July   24, 1997  992   12 Gen. 12,903
City of Cranston        June   30, 1997       992       15 Gen. 12,904
John W. Mastrobuono et al             Oct.   17, 1997  994  416 Gen. 12,905
Ross-Simons of Warwick, Inc.          Oct.   29, 1997  997  496 Gen. 12,906
George P. Pelletier, Jr.
   et al                Aug.    4, 1997       986      906 Gen. 12,907
Lavigne Realty Company, Inc.          Nov.   14, 1997  999  956 Gen. 12,908
United Home Construction
   Co., Inc.            Nov.   13, 1997       999      954 Gen. 12,909
Michael A. Caparrelli et al           Nov.   18, 1997  999  952 Gen. 12,910
W.F.D. Associates L.P.  Nov.   24, 1997      1000      762 Gen. 12,911
J. Gannon Realty Co.    Dec.   23, 1997      1005      787 Gen. 12,912
Cranwar LLC             Feb.   23, 1998      1011      589 Gen. 12,913
Raymond Charlonne et al Feb.    9, 1998      1010      918 Gen. 12,914
Anthony A. DiFazio      Jan.   17, 1998      1011      592 Gen. 12,915

                          EAST GREENWICH

                                      Recorded in East Greenwich
                                                Land Records

Grantors                Date          Book   Page     Prop. No.

John T. Hannah, Sr. et
   al (Fee)             Jan.    2, 1995       197      517 RPT 74
George W. McKeen, III   June   30, 1995       201      753 Gen. 11,141
P & W Building Components             June   28, 1995  201  755 Gen. 11,142
The Stanley Works       June    2, 1995       200      384 Gen. 11,143
Wings Financial Marketing,
   Inc.                 Aug.    2, 1995       202      787 Gen. 11,144
DDJJBK Co. Inc.         Sept.  25, 1995       203      618 Gen. 11,145
United States of America              Sept.   9, 1995  203  616 Gen. 11,146
David B. Munroe et al   Oct.    3, 1995       203      707 Gen. 11,147
James Malm et al        Sept.  29, 1995       203      986 Gen. 11,148
Jeffrey R. Cammans et al              Oct.   27, 1995  205   49 Gen. 11,149
Jeffrey R. Cammans et al              Oct.   27, 1995  204  889 Gen. 11,149
Stephen Andruchow, Inc. July    9, 1996       211      147 Gen. 11,150
Gerald P. Zarrella et al              June    5, 1996  209  768 Gen. 11,151
David P. Weindel        May    29, 1996       209      766 Gen. 11,152
Deblois Building Company              July   25, 1996  211  781 Gen. 11,153
Levesque Construction, Inc.           June   27, 1996  211  762 Gen. 11,154
Regal Court Associates, L.P.          Dec.   27, 1996  215  915 Gen. 11,155
Milton Holdings, Inc.   Jan.   31, 1997       216      979 Gen. 11,156
Pine Glen Condominium
   Association          Apr.   14, 1997       218      185 Gen. 11,157
C & M Realty, Inc.      May    14, 1997       219      116 Gen. 11,158
Fonnie C. Soderstrom    Sept.   4, 1997       105       40 Gen. 11,159
Frenchtown Mini-Storage,Inc.          Nov.   10, 1997  225  172 Gen. 11,160
Thomas Graul et al      Nov.   26, 1997       225      645 Gen. 11,161
Richard D. Graham et al Nov.   24, 1997       225      647 Gen. 11,162

Independence Center, Inc.             Mar.    6, 1997  217  349 Gen. 11,163

                         EAST PROVIDENCE

                                      Recorded in East Providence
                                              Land Records

Grantors                Date          Book   Page     Prop. No.

Woodstone, Inc.         Apr.   5, 1995       1151       61 Gen. 1187
Kenneth E. Knox et al   Dec.  12, 1995       1187      315 Gen. 1188
Roger N. Cournoyer      Feb.  21, 1996       1195      211 Gen. 1189
Beverly Corrente        Feb.  19, 1996       1195      209 Gen. 1190
Harborside Park, LLC    Aug.  13, 1996       1233      226 Gen. 1191
Providence Country Day
   School               Dec.  12, 1996       1252      295 Gen. 1192
Stephen Gentile et al   Feb.  27, 1997       1261      340 Gen. 1193
Industrial Heights
   Condominiums Association           Feb.  27, 1997  1261  342 Gen. 1194
New England Telephone and
   Telegraph Company    May    6, 1997       1273       21 Gen. 1195
SFX Broadcasting of Rhode
   Island, Inc.         Aug.  25, 1997       1296       59 Gen. 1196

                         EAST PROVIDENCE

                                      Recorded in East Providence
                                             Land Records

Grantors                Date          Book   Page     Prop. No.

City of East Providence Dec.   9, 1997       1316      301 Gen. 1197
Donald H. McGlory et al Jan.  22, 1998       1319       47 Gen. 1198
Newell Realty Corporation             Jan.  30, 1998  1321   80 Gen. 1199
Metacomet Executive Park
   Condominium Association            Feb.   6, 1998  1323  308 Gen. 12,951
Lehigh Realty Associates              Feb.  12, 1998  1323  312 Gen. 12,952
Marshall Verona LLC     Feb.   5, 1998       1325      145 Gen. 12,953
Industrial Heights
   Condominium Association            Mar.  26, 1998  1336   22 Gen. 12,954
State of Rhode Island   July   2, 1996       1226      263 Gen. 12,955
State of Rhode Island   July   2, 1996       1226      271 Gen. 12,956

                              EXETER

                                      Recorded in Exeter
                                         Land Records

Grantors                Date          Book   Page     Prop. No.

State of Rhode Island and
    Providence Plantations            Oct.   3, 1995    95  236 RP-WK 29
Michael B. Dessler et al              July  17, 1995    94  261 Gen. 4947
Yawgoo Valley Estates
   Incorporated         Nov.  30, 1995         96      265 Gen. 4948
Barry C. Vaill          Aug.   5, 1996         99      546 Gen. 4949
State of Rhode Island and
   Providence Plantations,
   Dept. of Environmental
   Management           Feb.  13, 1996         97      242 Gen. 4950

Wood Estates, Inc.      Sept. 24, 1996        100       19 Gen. 4951
Scott Douglas et al     Oct.  28, 1996        100      537 Gen. 4952
William A. Almeida et ux              Apr.  16, 1997   102  468 Gen. 4953
Exeter - West Greenwich
   Regional School District           June  25, 1997   103  592 Gen. 4954
Brookridge Estates      Aug.  18, 1997        104      391 Gen. 4955
Fonnie C. Soderstrom    Sept.  4, 1997        223      400 Gen. 4956
Slocum Real Estate Corp.              Jan.  12, 1998   107  115 Gen. 4957
Slocum Real Estate Corp.              Dec.   2, 1997   106  786 Gen. 4958
H. Winfield Tucker et al              Dec.   2, 1997   106  784 Gen. 4959
Lewis E. Peck, jr. et al              Aug.  22, 1997   104  611 Gen. 4960
Cobblepoint Realty Group,LLC          Nov.  10, 1997   106    1 Gen. 4961
Gary W. Garabian        Jan.  16, 1998        107      137 Gen. 4962
John Pamula et al       March 30, 1998        109      101 Gen. 4963

                              FOSTER

                                      Recorded in Foster
                                         Land Records

Grantors                Date          Book   Page     Prop. No.

Kenneth A. Schadegg     June  23, 1995         68      301 Gen. 2163
Leonard J. DePasquale et al           Sept. 26, 1995    69  257 Gen. 2164
Samuel A. Mizer et al   Oct.   5, 1995         69      259 Gen. 2165
Charles E. Greenwood et al            Nov.   3, 1995    69  766 Gen. 2166
Rene E. Giroux et al    Sept. 29, 1995         69      768 Gen. 2167
Newell W. Wright et ali May   23, 1997         74      396 Gen. 2168
Mark Gervasio et al     Apr.  28, 1997         74      204 Gen. 2169
James Alan Egan et al   Apr.  22, 1997         74      202 Gen. 2170
Bradley C. Hearn et ux  June   9, 1997         74      596 Gen. 2171
Louis G. Saccoccio, II et al          June   5, 1997    74  528 Gen. 2172
Derek M. Cerjanec et al Aug.  28, 1997         75      443 Gen. 2173
Robert J. Fallon        Sept.  9, 1997         75      707 Gen. 2174
Gerald Caparco          Sept. 22, 1997         76      124 Gen. 2175

                            GLOCESTER

                                      Recorded in Glocester
                                           Land Records

Grantors                Date          Book   Page     Prop. No.

Howard F. Tucker, Jr. et al           Jan.  19, 1995   213  563 Gen. 12,103
Town of Glocester       May   15, 1995        214      679 Gen. 12,104
Shawn Maynard et ux     July  13, 1995        215      692 Gen. 12,105
Glocester Housing Authority           May    4, 1995   215  595 Gen. 12,106
Marjorie A. Peterson    Oct.  17, 1995        217      322 Gen. 12,107
Kojack, LLC             Nov.   6, 1995        218      287 Gen. 12,108
Robert W. Hawksley et ux              Jan.  23, 1996   219   50 Gen. 12,109
Michael P. Tocci et al  June  10, 1996        221      756 Gen. 12,110
Valentine Realty, Inc.  Aug.  13, 1996        222      290 Gen. 12,111
Walter M.O. Steere, Jr.
   et ali               Aug.  14, 1996        222      287 Gen. 12,112
Yorkshire Properties, Inc.            Feb.   3, 1997   225  218 Gen. 12,113
Robert W. Knight et al  July   2, 1997        227      756 Gen. 12,114
Rhode Island Episcopal
   Convention           July  23, 1997        228       68 Gen. 12,115
Richard A. Coulombe et al             Oct.   6, 1997   229  718 Gen. 12,116
Bonnie L. Clark         Sept. 18, 1997        229      107 Gen. 12,117

Joseph A. Notarantonio III
   et al                Dec.  15, 1997        231      322 Gen. 12,118
Donald A. Pease et al   Feb.  20, 1998        232      252 Gen. 12,119
Brian T. Powers et al   Apr.  20, 1998        233      935 Gen. 12,120

                            HOPKINTON

                                      Recorded in Hopkinton
                                            Land Records

Grantors                Date          Book   Page     Prop. No.

AMS Building Associates Feb.   9, 1995        247      486 Gen. 1981
Classic Acres, Inc.     Feb.   8, 1995        247      488 Gen. 1982
Bruce Brayman Builders, Inc.          July  25, 1995   253   11 Gen. 1983
Peter K. Wiechers       Dec.  20, 1995        256       44 Gen. 1984
Richard S. Stockman et al             Nov.  27, 1995   254  392 Gen. 1985
Barbara Scattergood et al             Nov.  20, 1995   254  390 Gen. 1986
Michael A. Rosso        Feb.  26, 1996        257      127 Gen. 1987
Gabriel Lengyel         Nov.  22, 1996        264      157 Gen. 1988
A. Gardner Young, Jr.   Jan.  16, 1997        265      165 Gen. 1989
James M. Van Dyke et al Nov.  19, 1996        264      159 Gen. 1990
Richard A. Mitchell et al             Jan.  28, 1997   265  269 Gen. 1991
Scott L. DeLotto        Nov.  19, 1996        266      108 Gen. 1992
William Bowyer et al    May   12, 1997        267      498 Gen. 1993
Bernice E. Tefft et al  July  18, 1997        270      178 Gen. 1994
United Builders Supply Co.,
   Incorporated         July  22, 1997        270      180 Gen. 1995
Dean J. Saglio          Oct.   3, 1997        273       45 Gen. 1996
Smith Farms Homeowners'
   Association          Oct.   2, 1997        273       43 Gen. 1997
Charles B. Smith, Jr.   Oct.   2, 1997        273       40 Gen. 1998
Frank DiRico            Oct.  27, 1997        273      455 Gen. 1999

                             JOHNSTON

                                      Recorded in Johnston
                                          Land Records

Grantors                Date          Book   Page     Prop. No.

Richard R. Pezzuco et al              July  15, 1995   542  205 Gen. 12,020
Sunnyland, Inc.         May    8, 1995        537      250 Gen. 23,021
Michael A. Grieco       June  21, 1995        541      220 Gen. 12,022
Emilio Manzi et ali     June  17, 1995        541      218 Gen. 12,023
Dennis F. Conte         June  16, 1995        540      301 Gen. 12,024
Michael A. Grieco       July  12, 1995        550      300 Gen. 12,025
Coastal Materials
   Corporation          Aug.  22, 1995        549       34 Gen. 12,026
Izzo Realty Company     Oct.   3, 1995        555      197 Gen. 12,027
City of Providence      Dec.   6, 1995        564       18 Gen. 12,028
Deborah Mitchell        Oct.   6, 1995        558      248 Gen. 12,029
F. Paolino Homes,
   Incorporated         Oct.  26, 1995        558      246 Gen. 12,030
Putnam Pike West, LLC   Aug.  29, 1996        598       57 Gen. 12,031
R.C. Builders, Incorporated           May    4, 1996   583  292 Gen. 12,032
Anco Builders, Inc.     July  19, 1996        592      338 Gen. 12,033
The Town of Johnston    Sept. 23, 1996        602      196 Gen. 12,034

                             JOHNSTON

                                      Recorded in Johnston
                                           Land Records

Grantors                Date          Book   Page     Prop. No.

Anthony Boscia et al    Oct.  15, 1996        604      195 Gen. 12,035
Joseph L. Kilduff III   Oct.   1, 1996        604       15 Gen. 12,036
Stephen M. Sajkowski    Oct.   6, 1996        604       13 Gen. 12,037
Allied Associates, Inc. Dec.   5, 1996        614      323 Gen. 12,038
Shaw's Supermarkets, Inc.             Nov.  14, 1996   614  326 Gen. 12,039
Stephen T. Hassett      Jan.   7, 1997        615       92 Gen. 12,040
Ronald S. Nugeness      Jan.   8, 1997        615      268 Gen. 12,041
The Worcester Company
   (Incorporated)       Jan.  30, 1997        619      342 Gen. 12,042
Greystone Incorporated  Oct.  31, 1996        613       63 Gen. 12,043
Linda J. Cortellesso    July   7, 1997        642      125 Gen. 12,044
Constantino Bros. Realty
   Company              Sept. 12, 1997        651       29 Gen. 12,045
Town of Johnston        Sept. 18, 1997        652      219 Gen. 12,046
Joseph B. McGrath et al Dec.  17, 1997        666      114 Gen. 12,047
Ralph Macera et al      Dec.  11, 1997        666      112 Gen. 12,048
Atfield Realty Associates,
   L.P.                 Sept. 19, 1997        670       97 Gen. 12,049
Rhode Island Solid Waste
   Management Corporation             Dec.  29, 1997   669   91 Gen. 12,050
Cynthia m. Tedeschi et al,
   Admrs.               Jan.  23, 1998        672      171 Gen. 12,051
Ramot Realty Associates Feb.  26, 1998        677       93 Gen. 12,052
Town of Johnston        April 20, 1998        689       53 Gen. 12,053

                              LINCOLN

                                      Recorded in Lincoln
                                         Land Records

Grantors                Date          Book   Page     Prop. No.

Paul Taylor et al       April 12, 1995        445      338 Gen. 6405

                          LITTLE COMPTON

                                      Recorded in Little Compton
                                              Land Records

 Grantors               Date          Book   Page     Prop. No.

Coll MacLean Walker     July   6, 1995         99      593 Gen. 11,929
Cameron W. Church et al Dec.  11, 1995        101      653 Gen. 11,930
Alexandre H. Goulart, Jr.
   et ux                April  8, 1996        102      279 Gen. 11,931

                          LITTLE COMPTON

                                      Recorded in Little Compton
                                              Land Records

Grantors                Date          Book   Page     Prop. No.

Curtis J. Greene, Jr. et al           July   9, 1996   103  613 Gen. 11,932
Karen F. Carroll        July  10, 1996        103      611 Gen. 11,933
Alfred A. Helger et al  Aug.   7, 1996        103      709 Gen. 11,934
John H. Chase et al     June  11, 1996        103      673 Gen. 11,935
Paul R. Luz et al       Oct.   9, 1996        104      723 Gen. 11,936
John L. Huppee III et al              Oct.   4, 1996   104  729 Gen. 11,937
City of Newport         Aug.  27, 1996        104      726 Gen. 11,938
Wilfred R. Caron et al  July   5, 1996        103      676 Gen. 11,939
Irving J. Orton et al   Nov.   6, 1996        106       39 Gen. 11,940
Joseph Dabek et ux      Feb.   1, 1997        106      167 Gen. 11,941
Helen P. Pereira        Apr.  14, 1997        107       23 Gen. 11,942
Donald P. Willis et al  Sept. 29, 1997        109      118 Gen. 11,943
Kevin F. McKinnon et al Aug.  19, 1997        108      687 Gen. 11,944
Alexander H. MacLeod et ux            Sept. 29, 1997   109  175 Gen. 11,945
Mark J. Wrobleski et al Oct.   1, 1997        109      173 Gen. 11,946
Charles F. Adams et al  Oct.  28, 1997        109      358 Gen. 11,947
John W. Lint et ux      Aug.  20, 1997        108      685 Gen. 11,948
Gedas A. Paskauskas et al             Dec.  12, 1997   110  345 Gen. 11,949
Wilma Bruining          Jan.   2, 1998        110      347 Gen. 11,950
John G. Faria           Apr.   3, 1998        111      609 Gen. 11,951

                           NARRAGANSETT

                                      Recorded in Narragansett
                                            Land Records

Grantors                Date          Book   Page     Prop. No.

Richard H. Volk et al   Jan.  27, 1995        326      843 Gen. 5249
M. Diane Manning        Feb.   3, 1995        326      845 Gen. 5250
Point Judith Country Club             May    3, 1995   328  371 Gen. 5251
DeWal Realty, Inc.      Sept.  6, 1995        333      764 Gen. 5252
A&R Properties, Inc.    Aug.  21, 1995        333      766 Gen. 5253
A&R Properties, Inc.    Aug.   4, 1995        333      768 Gen. 5254
Kendall Green, LLC      Nov.  13, 1995        337       26 Gen. 5255
Kendall Green, LLC      Jan.  18, 1996        340       44 Gen. 5256

                          NORTH KINGSTOWN

                                      Recorded in North Kingstown
                                              Land Records

Grantors                Date          Book   Page     Prop. No.

John O. Fronce et ux    Feb.  10, 1995        918      194 Gen. 4338
Elaine Enterprises, Inc.              Mar.  31, 1995   926  309 Gen. 4339
Michael L. Baker        June  21, 1995        935      120 Gen. 4340
John G. Slattery        May   12, 1995        935      115 Gen. 4341
Fenwick G. Gardiner, Jr.
     et al              July  10, 1995        938      296 Gen. 4342
Advantage Development, LLC.           July   5, 1995   935  244 Gen. 4343
Kurt Challberg et ux    June  17, 1995        935      118 Gen. 4344
Advantage Development, LLC.           June  21, 1995   935  111 Gen. 4345
Advantage Development, LLC.           June  21, 1995   935  113 Gen. 4346
A&R Properties, Inc.    Oct.  18, 1995        952      202 Gen. 4347
OCG Microelectronic Materials,
     Inc.               Nov.   8, 1995        957        1 Gen. 4348
Deer Run Estates, Inc.  Dec.  12, 1995        961      140 Gen. 4349
Hamilton Village Inn,
     Incorporated       Oct.  31, 1995        957        3 Gen. 4350

Michael A. Kearney et ux              Dec.   2, 1995   960  213 Gen. 4351
Kathy E. Starr et ali, Trs.           Dec.   2, 1995   960  211 Gen. 4352
DDJJBK Co. Inc.         Feb.  26, 1996        971      159 Gen. 4353
GMB Realty Partners, L.L.C.           June  13, 1996   990  327 Gen. 4354
Antonio V. Santilli et al             July  15, 1996   993  133 Gen. 4355
Dennis D. Levesque      June  27, 1996        990      286 Gen. 4356
FFCA Acquisition Corporation          Dec.  12, 1995   958  345 Gen. 4357
Tiago M. Tiburcio et al June  17, 1996        990      284 Gen. 4358
Diane Venticinque       June  14, 1996        990      290 Gen. 4359
Ronald B. Levesque et al              June  27, 1996   990  288 Gen. 4360
T.J. Homebuilders, Inc. Sept. 10, 1996       1009      256 Gen. 4361
A&M Bragger, Inc.       Sept. 18, 1996       1009      260 Gen. 4362
Donalee Fronce, Tr.     Oct.   7, 1996       1007      292 Gen. 4363
The Washington Trust Company          Oct.  31, 1996  1013   33 Gen. 4364
L&R Mancini Development,Inc.          Nov.  14, 1996  1013   35 Gen. 4365
Carol O'Donnell         Nov.  14, 1996       1013       39 Gen. 4366
Rescorp, LLC            Dec.   3, 1996       1017      334 Gen. 4367
Lester Cole et al       Oct.  30, 1996       1018      152 Gen. 4368
Wal-Mart Stores, Inc.   Feb.  20, 1997       1025      260 Gen. 4369
Wickford Junction
   Associates, LLC      Jan.  17, 1997       1022      258 Gen. 4370
Wickford Junction Condominium
   Association, Inc.    Jan.  17, 1997       1022      262 Gen. 4371
Wood Hollow Development Co.           Mar.   7, 1997  1028  241 Gen. 4372
John O. Fronce et al    Aug.   7, 1996        997       68 Gen. 4373
Rescorp, LLC            Mar.  13, 1997       1032        1 Gen. 4374
Stick Enterprises       Ap.  l 21, 1997      1037      104 Gen. 4375
Joanne M. Hogan et al   June  16, 1997       1044      185 Gen. 4376
James R. Briggs         July  22, 1997       1049      161 Gen. 4377
Thomas J. Grennan, III et al          July  22, 1997  1049  164 Gen. 4378

                         NORTH KINGSTOWN

                                      Recorded in North Kingstown
                                                Land Records

Grantors                Date          Book   Page     Prop. No.

Erika Hawkins           July  22, 1997       1049      167 Gen. 4379
Ignatius C. Pechulis et al            July  22, 1997  1049  169 Gen. 4380
David P. Feeney et al   July  22, 1997       1049      172 Gen. 4381
Joanne M. Hogan et al   Oct.   1, 1997       1064       52 Gen. 4382
The Rhode Island Economic
   Development Corporation            Oct.   3, 1997  1063  256 Gen. 4383
OCG Microelectronic Materials,
   Inc.                 Sept. 17, 1997       1060      255 Gen. 4384
Reisert Realty Corporation            Oct.  17, 1997  1065  335 Gen. 4385
Town of North Kingstown Oct.  27, 1997       1066      255 Gen. 4386
Ropamiri, Inc.          Nov.   5, 1997       1068      174 Gen. 4387
Town of North Kingstown Dec.   1, 1997       1073      308 Gen. 4388
Advantage Land Company, LLC           Dec.  18, 1997  1077  276 Gen. 4389
Jean M. Brackenbury     Sept. 19, 1997       1062      106 Gen. 4390
Circuit Real Estate, Inc.             Jan.   8, 1998  1078  324 Gen. 4391
Pasco J. DePetrillo et al             Oct.  27, 1997  1067   32 Gen. 4392
Supfina Machine Company,Inc.          Jan.  30, 1998  1080  340 Gen. 4393
Town of North Kingstown Mar. 12, 1998 1089     51     Gen. 4394
Jennifer Rudd           Feb.  12, 1998       1088      232 Gen. 4395
Bruce R. Caldwell       Mar.  30, 1998       1095      258 Gen. 4396

                         NORTH PROVIDENCE

                                      Recorded in North Providence
                                              Land Records

Grantors                Date          Book   Page     Prop. No.

Douglas Avenue Associates,
   Inc.                 Jan.  11, 1995        281      197 Gen. 2382
Spring Plaza Associates Apr.  20, 1995        283     1134 Gen. 2383
Meshanticut Properties, Inc.          Sept.  6, 1996   303  231 Gen. 2384
Mineral Spring Associates,
   L.P.                 Nov.  20, 1996        306      655 Gen. 2385
Elmhurst House, Incorporated          Mar.  17, 1997   309  649 Gen. 2386
Saint Lawrence Church of
   Centredale           Nov.   5, 1997        320      335 Gen. 2387
Joseph P. Iaciofano et al             Apr.  23, 1998   329    7 Gen. 2388
North Providence Mall
   Associates           Apr.  21, 1998        329        9 Gen. 2389

                            PROVIDENCE

                                      Recorded in Providence
                                           Land Records

Grantors                Date          Book   Page     Prop. No.

Federal Housing Association           May   22, 1995  3148  264 Gen. 11,080
Vineyard Housing Associates,
   Inc.                 May   22, 1995       3148      258 Gen. 11,081
Acorn Realty, Inc.      May   30, 1995       3148      260 Gen. 11,082
Ellen M. Gower          May   11, 1995       3148      262 Gen. 11,083
Alak Associates         Aug.  15, 1995       3196      269 Gen. 11,084
Coca Cola Bottling Company
    of New England      Aug.  18, 1995       3196      271 Gen. 11,085
Peter Stevens et al     Dec.  28, 1995       3258      212 Gen. 11,087
City of Providence      Dec.   6, 1995       3258      209 Gen. 11,088
Bradley D. Heermann et al             Sept. 15, 1995  3234   17 Gen. 11,089
St. Martin's Parish     June  27, 1996       3359      189 Gen. 11,090
The General Electric Company          May    7, 1996  3355  190 Gen. 11,091
Omni-Governor, Inc.     May    6, 1996       3355      187 Gen. 11,092
The Housing Authority of
   the City of Providence
   Rhode Island         Apr.   4, 1996       3312      161 Gen. 11,094
The Armory Revival Company            June   3, 1996  3365  298 Gen. 11,095
The Village at Elmhurst LLC           July  30, 1996  3394  242 Gen. 11,096
Rhode Island School of
   Design               July  24, 1996       3394      245 Gen. 11,097
The Board of Governors for
   Higher Education,
   Rhode Island College Aug.  19, 1996       3405      158 Gen. 11,098
James Maron et al       Sept. 25, 1996       3416      260 Gen. 11,099
Park Side Site and Utilities
   Construction Co., Inc.             Oct.   3, 1996  3419  153 Gen. 11,100
Robert Rodio            Sept. 16, 1996       3416      258 Gen. 12,700
Providence Chain Co.    Oct.  30, 1996       3437      344 Gen. 12,701
Mortgage Acquisition
   Associates, LLC      Nov.  22, 1996       3456      155 Gen. 12,702
Elmwal Associates, LLC  Nov.  22, 1996       3456      158 Gen. 12,703
Botvin Realty Company   Feb.   3, 1997       3490        1 Gen. 12,704

JCAC Associates, Inc.   Feb.  14, 1997       3512      116 Gen. 12,705
The Providence Redevelopment
   Agency               Mar.  21, 1997       3526      307 Gen. 12,706
Cuatro Amigos Holding Corp.           Feb.   6, 1997  3545  211 Gen. 12,707
Spur Track Properties, LLC            Feb.   6, 1997  3545  213 Gen. 12,708
Twin Realty Company     June  19, 1997       3577      169 Gen. 12,709
Whitmarsh Development Limited
   Partnership          Sept.  3, 1997       3628       48 Gen. 12,710
Congregation of the Sons of
   Israel and David     Oct.  15, 1997       3660      314 Gen. 12,711
The Salvation Army      Sept. 24, 1997       3660      296 Gen. 12,712
Butler Hospital         Oct.  23, 1997       3660      304 Gen. 12,713
Harvey D. Michaels et al,
   Trs.                 June  30, 1997       3660      299 Gen. 12,714
The Children's Museum of
   Rhode Island         Apr.  12, 1997       3573      318 Gen. 12,715
Contenti Supply, Inc.   Nov.   6, 1997       3679      348 Gen. 12,716

                            PROVIDENCE

                                      Recorded in Providence
                                            Land Records

Grantors                Date          Book   Page     Prop. No.

The Providence Public Buildings
     Authority          Jan.  21, 1998       3720      121 Gen. 12,717
Venda Ravioli, Inc.     Dec.   3, 1997       3719       99 Gen. 12,718
Rhode Island Industrial
   Facilities Corporation             Dec. 22, 1997   3719   94 Gen. 12,719
86 Point Street, LLC    Feb.   9, 1998       3752       84 Gen. 12,720
Mohican Limited Partnership           Mar.  1, 1998   3756   42 Gen. 12,721
Foundry Parcel Six Associates,
   LLC                  Feb.   2, 1998       3776      137 Gen. 12,722
Jeffrey A. Flood        Apr.   9, 1998       3776      135 Gen. 12,723

                             RICHMOND

                                      Recorded in Richmond
                                          Land Records

Grantors                Date          Book   Page     Prop. No.

Neil F. Quinn et al     May   24, 1995        100      227 Gen. 2957
United Builders Supply
   Co., Inc.            Mar.  13, 1995         99      577 Gen. 2960
Alan-Brian Realty, Co.  Apr.   3, 1995         99      579 Gen. 2961
Midwestern Homes, Inc.  June  27, 1995        100      361 Gen. 2962
Marjory K. Fortier      Sept.  1, 1995        101      702 Gen. 2963
Boulder Hills Country Club,
   LLC                  Sept. 25, 1995        101      695 Gen. 2964
Steven D. Markhart et al              Aug.   8, 1995   101  698 Gen. 2965
Edward A. Caswell, Jr.  Aug.  24, 1995        101      700 Gen. 2966
Dean C. Josephson et al Jan.   9, 1996        103      374 Gen. 2967
Drena M. Sampson        Jan.   2, 1996        103      386 Gen. 2968
Midwestern Homes, Inc.  Dec.  14, 1995        102      843 Gen. 2969
Thomas A. Parenti, Jr. et al          Jan.  29, 1996   103  604 Gen. 2970
Karlin Corporation      Aug.  19, 1996        106      915 Gen. 2971
Joseph A. Ruggieri et al              July  24, 1996   106  985 Gen. 2972
Darrell H. Bouchard     Sept. 13, 1996        106      988 Gen. 2973

Tami L. Neill et al     Oct.  22, 1996        107      633 Gen. 2974
New Hope Chapel of the
   Assembly of God      Nov.  25, 1996        108      331 Gen. 2975
Leeward Realty Holding Corp.          Feb.  24, 1997   109  223 Gen. 2976
Meredith H. Westner et al             Apr.  16, 1997   110  610 Gen. 2977
Ann C. Suter Declaration
   of Trust             Oct.  27, 1996        113      630 Gen. 2978
Ronald J. Richard et al Oct.  23, 1997        113      628 Gen. 2979
Louis A. Gencarelli, Sr.
   et ali               Dec.   2, 1997        114      840 Gen. 2980
Richmond Properties, LLC              Sept. 30, 1997   114  440 Gen. 2981
Ocean State Golf Investors,
   LLC                  Feb.  26, 1998        116        28     Gen. 2982

                             SCITUATE

                                      Recorded in Scituate
                                          Land Records

Grantors                Date          Book   Page     Prop. No.

Jamie E. Hicks et al    Dec.  30, 1994        158      393 Gen. 8031
Kimarie E. Banes        Dec.  27, 1994        158      397 Gen. 8032
Jesse L. Hicks          Dec.  28, 1994        158      395 Gen. 8033
Stephen R. Salone et al Dec.  22, 1994        158      391 Gen. 8034
Richard G. Spicuzza et al             Feb.  15, 1995   159  653 Gen. 8035
Grace L. Andrews        Mar.  29, 1995        159      655 Gen. 8036
Robert V. Whittaker et al             June  19, 1995   161  163 Gen. 8037
W.F.D. Associates, L.P. Sept. 11, 1995        161      848 Gen. 8038
Robert E. Hazard        Nov.  29, 1995        162      999 Gen. 8039
Kenneth J. Vinacco et al              Oct.  11, 1995   162  157 Gen. 8040
Joseph V. Mega et al    Oct.  11, 1995        162      159 Gen. 8041
Peter A. Cavanagh et al Apr.  25, 1996        165     1054 Gen. 8042
Thomas G. Casale        Aug.   6, 1996        166      939 Gen. 8043
S. Gerald Marsocci et al              Sept.  9, 1996   167  307 Gen. 8044
David Marsocci et al    Sept.  9, 1996        167      305 Gen. 8045
Paul Toher              Oct.  25, 1996        167      734 Gen. 8046
Richard P. Harrington et al           Nov.   1, 1996   167  912 Gen. 8047
W.C. McCann Construction,
   Inc.                 Oct.  28, 1996        167      914 Gen. 8048
Dennis M. DelVecchio et al            Nov.  14, 1996   168  281 Gen. 8049
Thomas Samson, Jr. et al              Dec.  15, 1996   168  643 Gen. 8050
David A. Narcisi et al  Jan.  21, 1997        169      351 Gen. 8051
Todd S. Torres et al    Jan.  31, 1997        169      354 Gen. 8052
Kevin F. McKenna et al  Jan.   6, 1997        168      885 Gen. 8053
Jason R. Allen et al    Dec.  24, 1996        168      910 Gen. 8054
Robert A. Schnaible et al             Feb.  28, 1997   169  831 Gen. 8055
Brown Construction, Inc.              Mar.   6, 1997   169  941 Gen. 8056
William J. Lang et al   Apr.  29, 1997        170      620 Gen. 8057
Vincent A. Rossi III et al            July   8, 1997   171  749 Gen. 8058
Joseph A. Franco        July  17, 1997        171      893 Gen. 8059
David C. Leo            Oct.   1, 1997        173       22 Gen. 8060
Robert C. Branch, Jr. et al           Sept.  4, 1997   172  753 Gen. 8061
Robert C. Branch et al  Sept.  4, 1997        172      751 Gen. 8062
Donald A. Guadagnoli et al            Oct.   8, 1997   173   19 Gen. 8063
City of Providence      Nov.  7, 1997                 H-SD 4
Gerard P. Bruneau et al Oct.  23, 1997        173      377 Gen. 8064
Kevin M. Kennedy et al  July  15, 1997        171      747 Gen. 8065
Hope Associates         July  10, 1997        171      745 Gen. 8066
Padula Builders, inc.   Nov.  26, 1997        174       65 Gen. 8067

John Williams et al     Dec.  18, 1997        174      831 Gen. 8068
William J. Garcia et al Dec.   3, 1997        174      984 Gen. 8069
Rick Cabral et al       Mar.  23, 1998        176      317 Gen. 8070

                            SMITHFIELD

                                      Recorded in Smithfield
                                           Land Records

Grantors                Date          Book   Page     Prop. No.

Hunters Knoll Development
   Corp.                Sept.  7, 1995        192      313 Gen. 9084
Orchard Meadows, Inc.   Aug.  28, 1995        192      316 Gen. 9085
Angelo Calcagni et al   Sept. 30, 1996        206      172 Gen. 9086
Westbourne Associates   Oct.  24, 1996        206      707 Gen. 9087
New Life Worship Center Oct.   1, 1996        206      510 Gen. 9088
Drew Realty Company, Inc.             Oct.  18, 1996   206  711 Gen. 9089
Waterman Heights Nursing
   Home, Ltd.           Oct.  16, 1996        215      131 Gen. 9090
Rhode Island Airport
   Corporation          June   9, 1997        215      127 Gen. 9091
Mafalda M. Mura et al   June  23, 1997        216      238 Gen. 9092
Town of Smithfield      July  10, 1997        216      517 Gen. 9093
John J. Carlton         June  24, 1997        216      593 Gen. 9094
Kenneth B. Clark et al  July  11, 1997        218      609 Gen. 9095
Dennis H. Parente et al Oct.  27, 1997        221      521 Gen. 9096
Mobil Oil Corporation   Nov.  20, 1997        222      482 Gen. 9097
Rhode Island Economic
   Development Corporation            Nov.  26, 1997   224  164 Gen. 9098
Joseph DeAngelis, Jr. et al           Oct.  26, 1997   221  303 Gen. 9099
Scope Realty, Inc.      Oct.  26, 1997        221      305 Gen. 9100

                          SOUTH KINGSTOWN

                                      Recorded in South Kingstown
                                             Land Records

Grantors                Date          Book   Page     Prop. No.

Beach Plum Realty, Inc. Apr.  22, 1994        579       51 Gen. 11,295
B.P. Realty             Apr.  22, 1994        579       49 Gen. 11,296
David Oliver            Feb.  27, 1995        583      447 Gen. 12,222
Raymond P. Robinson     May    1, 1995        588       39 Gen. 12,223
Elaine P. Carpenter     Apr.   3, 1995        588       35 Gen. 12,224
James J. Noon et al     Mar.  14, 1995        588       37 Gen. 12,225
Town of South Kingstown May   10, 1995        593      158 Gen. 12,226
Town of South Kingstown May   10, 1995        593      156 Gen. 12,227
Joseph J. Young, Jr. et al            May   22, 1995   593  160 Gen. 12,228
Robert J. McCauley et al              May   24, 1995   593  163 Gen. 12,229
Laurence W. O'Rourke et al            May   27, 1995   593  170 Gen. 12,230
Faith C. Martin         May    3, 1995        593      165 Gen. 12,231
Dennis J. Martel et al  June  24, 1995        593      168 Gen. 12,232
Ernest D. George, Jr.   May   12, 1995        593      172 Gen. 12,233
Bernard H. Singleton et al            Aug.   9, 1995   597  469 Gen. 12,234
LeBlanc Homes, LLC.     July  17, 1995        600      491 Gen. 12,235
Gerald F. Dillon et al  Aug.   1, 1994        600      495 Gen. 12,236
Kambiz Karbassi         Aug.  11, 1995        600      498 Gen. 12,237

                          SOUTH KINGSTOWN

                                      Recorded in South Kingstown
                                             Land Records

Grantors                Date          Book   Page     Prop. No.

Gary M. Stefano et ux   Aug.  18, 1995        601        5 Gen. 12,238
Peter F. Kenyon et ux   Aug.  21, 1995        601        1 Gen. 12,239
Frederick Kenyon, Jr. et ux           Aug.  25, 1995   601    3 Gen. 12,240
Denison Associates      Sept. 28, 1995        603      177 Gen. 12,241
Martha M. Culp          June  20, 1995        603      172 Gen. 12,242
Judith Whitford Adams et al           Aug.  22, 1995   603  165 Gen. 12,243
Grace Hawkins et al     June  27, 1995        603      158 Gen. 12,244
Bryan F. Bliven         Sept. 15, 1995        603      152 Gen. 12,245
Kenneth L. Bliven       Sept. 18, 1995        603      147 Gen. 12,246
Barbara E. Keszyinki et al            July  31, 1995   603  141 Gen. 12,247
Louis D'Abrosca         Sept. 29, 1995        603      135 Gen. 12,248
Donald W. Jackson et ali              Oct.  20, 1995   605  230 Gen. 12,249
Reinaldo Vilardo et al  Oct.  18, 1995        605      232 Gen. 12,250
Paul Drumm, Jr. et al   Oct.  19, 1995        605      234 Gen. 12,251
Arthur W. Dexter et al  Sept. 27, 1995        605      236 Gen. 12,252
Pearl F. Frisella       Dec.  21, 1995        611      397 Gen. 12,253
Thomas S. Filiberto et al             Mar.   6, 1996   619  403 Gen. 12,254
N & G Land Co. Inc.     June  27, 1996        632      321 Gen. 12,255
CRT, Inc.               July   1, 1996        632      324 Gen. 12,256
George E. Sherman et al June  27, 1996        632      318 Gen. 12,257
Wakefield Mill Properties             Apr.  29, 1996   632  315 Gen. 12,258
Pascack Homes of South
   Kingstown, LLC       May    3, 1996        632      308 Gen. 12,259
Wakefield Mill Properties             Apr.  29, 1996   632  312 Gen. 12,260
Michael D. O'Brien et al              July  16, 1996   634  199 Gen. 12,261
National Railroad Passenger
   Corporation          Aug.  23, 1996        637      242 Gen. 12,262
Stephen Garnett         Sept. 12, 1996        638      295 Gen. 12,263
Roxane E. Chase         Nov.   1, 1996        644      301 Gen. 12,264
Union Fire District of
   South Kingstown      Sept. 16, 1996        644      298 Gen. 12,265
Housing Authority of the Town
   of South Kingstown   Jan.   6, 1997        651       87 Gen. 12,266
Theodore J Truslow III et al          Nov.   1, 1996   644  304 Gen. 12,267
Shirley A. Lovesky et al              Dec.  16, 1996   651   89 Gen. 12,268
Louis R. Fusco et al    Apr.  17, 1997        661      108 Gen. 12,269
Thomas Bryant et al     Jan.  15, 1997        652      310 Gen. 12,270
Christopher A. Louzon et al           Jan.   8, 1997   652  306 Gen. 12,271
John Spirito et al      Jan.  21, 1997        652      313 Gen. 12,272
Peter D. Anderson et al Jan.  16, 1997        657       99 Gen. 12,273
Green Hill Builders, Inc.             June   2, 1997   665  446 Gen. 12,274
Patrick D. Masson et al June   4, 1997        667      377 Gen. 12,275
Property Shop, Inc.     June  26, 1997        669      360 Gen. 12,276
David C. Perchman       June  26, 1997        669      356 Gen. 12,277
Theatre Inn, Inc.       June  25, 1997        669      358 Gen. 12,278
Town of South Kingstown July  17, 1997        672      449 Gen. 12,279

                          SOUTH KINGSTOWN

                                      Recorded in South Kingstown
                                             Land Records

Grantors                Date          Book   Page     Prop. No.

Wakefield Mall Associates             Sept.  4, 1997   678  320 Gen. 12,280
Warner R. Sweet, Sr. et al            Nov.   5, 1997   684  447 Gen. 12,281
Scott M. Wallace et al  Nov.  23, 1997        688      170 Gen. 12,282
James S. Dufficy et al  Dec.   7, 1997        688      445 Gen. 12,283
Philip J. Rosch et al   Dec.   7, 1997        688      443 Gen. 12,284
West Bay Builders, Inc. Oct.  15, 1997        682      362 Gen. 12,285
John P. Dana            Oct.  15, 1997        682      359 Gen. 12,286
Pleasant Hill Development,
   Ltd.                 Aug.  20, 1997        682      355 Gen. 12,287
O'Donnell Development Company,
   LLC                  Aug.   8, 1997        682      350 Gen. 12,288
Joseph Miller           Aug.  13, 1997        682      347 Gen. 12,289
Lynne Miller            Aug.  14, 1997        682      344 Gen. 12,290
Robert Prosser          Oct.  15, 1997        682      341 Gen. 12,291
John T. Whitford et al  Dec.  18, 1997        691      467 Gen. 12,292
Oliver W. Greene III et al            Nov.  12, 1997   684  450 Gen. 12,293
Wesley Grant III        Dec.  10, 1997        691      462 Gen. 12,294
Green Hill Builders, Inc.             Dec.  19, 1997   691  470 Gen. 12,295
New England Telephone and
   Telegraph Company    Dec.  29, 1997        693      242 Gen. 12,296
Tuckertown Village Park,
   L.L.C.               Jan.  26, 1998        699      258 Gen. 12,297
Landev Associates, Inc et al          May   14, 1997   663  477 Gen. 12,298
John Spirito et al      Feb.  26, 1998        702      175 Gen. 12,299
John M. Ferry et al     Mar.   6, 1998        702      173 Gen. 12,300
Jane P. Moffett         Mar.   2, 1998        702      171 Gen. 12,976
Frank M. Carrano et al  Apr.  24, 1998        707      133 Gen. 12,977

                             TIVERTON

                                      Recorded in Tiverton
                                          Land Records

Grantors                Date          Book   Page     Prop. No.

Stone Church Properties, Inc          Nov.  15, 1995   455  333 Gen. 5498
Field Stone Farm, Inc.  Nov.  15, 1995        455      330 Gen. 5499
Lillian Medeiros        Nov.  10, 1995        455      352 Gen. 12,500
Kingfisher Housing Asociation
   Limited Partnership  Nov.  13, 1995        455      350 Gen. 12,501
Nicholaos Realty Co.    Aug.   8, 1996        478      221 Gen. 12,509
Julie M. Lannan         Aug.  20, 1996        478      148 Gen. 12,510
William B. Sanford et al              Feb.  26, 1996   466  341 Gen. 12,502
Richard Leblanc         Apr.  26, 1996        467      336 Gen. 12,503
Peter A. Rowley et al   Apr.  27, 1996        467      334 Gen. 12,504
Mark D. Brodeur et al   Apr.    3, 1996       467      115 Gen. 12,505
Julie M. Lannan         June  13, 1996        473      351 Gen. 12,506

                             TIVERTON

                                      Recorded in Tiverton
                                          Land Records

Grantors                Date          Book   Page     Prop. No.

Julie M. Lannan         July  15, 1996        475      135 Gen. 12,507
Leon J. Sylvia          July  16, 1996        475      133 Gen. 12,508
Countryside Acres Development
   Corporation          Sept. 23, 1996        480       53 Gen. 12,511
John M. Lannan et ali   Sept. 30, 1996        480       55 Gen. 12,512

Michael P. Aprea et al  Feb.  15, 1997        488       72 Gen. 12,513
Arthur F. Smith, Sr. et ux            Feb.  12, 1997   488   70 Gen. 12,514
Michael P. Lydon et al  Dec.  27, 1996        489      212 Gen. 12,515
Julie M. Lannan         Feb.  21, 1997        488      320 Gen. 12,516
Julie M. Lannan         Mar.   3, 1997        489      125 Gen. 12,517
Ronald K. Moniz         Apr.   9, 1997        491      284 Gen. 12,518
Robert G. Faria et al   Mar.  20, 1997        491      282 Gen. 12,519
Linda M. Phipps         Mar.  24, 1997        491      280 Gen. 12,520
P.D. Humphrey Co., Inc. May    5, 1997        494      316 Gen. 12,521
Richard D. LeBlanc      Apr.  30, 1997        494      256 Gen. 12,522
Donald T. Hudson et al  June   2, 1997        495      352 Gen. 12,523
Manuel M. Isidore       June  19, 1997        496      355 Gen. 12,524
Town of Tiverton        Sept. 18, 1997        504      115 Gen. 12,525
Mary T. Briere          Sept. 20, 1997        504       96 Gen. 12,526
Aquidneck Fasteners, Inc.             Sept. 29, 1997   504  309 Gen. 12,527
Alfred J. Arruda et al  June  16, 1997        449      225 Gen. 12,528
Gary R. Pelletier et al Oct.   7, 1997        505      317 Gen. 12,529
Julie M. Lannan         Sept. 12, 1997        503      280 Gen. 12,530
Roy A. Ferrell et al    Aug.  12, 1997        501       41 Gen. 12,531
James W. Maling et al   Aug.  11, 1997        501       43 Gen. 12,532
Alvin D. Simpson        July  10, 1997        499      227 Gen. 12,533
Mark B. Gousie          Aug.  28, 1997        502      303 Gen. 12,534
John F. Viveiros et al  Jan.  14, 1998        514       36 Gen. 12,535
Paul L. Duclos          Oct.  10, 1997        505      174 Gen. 12,536
William Mello et al     Feb.  24, 1998        517      328 Gen. 12,537
Alvin D. Simpson        Mar.  20, 1998        520      124 Gen. 12,538
Ravenswood, Inc.        Apr.   3, 1998        521      233 Gen. 12,539
Roy A. Ferrell et al    Apr.   3, 1998        521      231 Gen. 12,540
Gorton-Harvey, Inc.     Apr.  30, 1998        524       51 Gen. 12,541

                              WARREN

                                      Recorded in Warren
                                        Land Records

Grantors                Date          Book   Page     Prop. No.

Brito Associates        Feb.  14, 1995        233      135 Gen. 179
William C. Rodrigues et al            July  28, 1997   274  146 Gen. 180

                              WARWICK

                                      Recorded in Warwick
                                         Land Records

Grantors                Date          Book   Page     Prop. No.

Johnston Corporation    Mar.    2, 1995      2346       54 Gen. 7286
Amalia Shevlin Fund, LLC.             Mar.   10, 1995 2346   56 Gen. 7287
Ryder Truck Rental      Mar.    8, 1995      2346       58 Gen. 7288
Sundown Corporation     Apr.    6, 1995      2355      281 Gen. 7289
Scott W. Ramsay et al, Trs.           Mar.   31, 1995 2364  199 Gen. 7290
Cowesett Partners, L.P. Apr.   13, 1995      2364      203 Gen. 7291
C.H.I.L.D, Inc.         June   15, 1995      2421      141 Gen. 7293
A. Middleton Gammell    Aug.   21, 1995      2421      145 Gen. 7294
A. Middleton Gammell et ali           Aug.   21, 1995 2421  143 Gen. 7295
James M. Jaques III et al             Aug.   21, 1995 2421  147 Gen. 7296
Jewish Home for the Aged of
    Rhode Island        Aug.   21, 1995      2422       51 Gen. 7297
Shalom II Housing, Inc. Aug.    9, 1995      2422       48 Gen. 7298

Centerville Builders, Inc.            Sept. 18, 1995  2439  193 Gen. 7299
Johnston Corporation of
    Warwick, Rhode Island             Oct.  10, 1995  2443   19 Gen. 7300
Raymond J. Jezak et al  Sept. 25, 1995       2443       15 Gen. 12,301
Morris Levy, Tr.        Sept. 28, 1995       2443       17 Gen. 12,302
Bertha R. Taft        (Fee)           Sept. 14, 1995  2424  159 Gen. 402
Log Cabin Realty        Dec.   6, 1995       2477      129 Gen. 12,303
BHL Limited Partnership Dec.  13, 1995       2473      111 Gen. 12,304
Wal-Mart Stores, Inc.   Dec.   7, 1995       2467      335 Gen. 12,305
Foster Parents Plan, Inc.             Nov.  28, 1995  2460   47 Gen. 12,306
Warwick Credit Union    Nov.   1, 1995       2455      117 Gen. 12,307
John J. Cooney          Oct.  25, 1995       2455      115 Gen. 12,308
Donna Drew Sherman et al,
   Trs.                 Apr.   4, 1996       2523      187 Gen. 12,309
State of Rhode Island and
   Providence Plantations             Feb.   8, 1996  2497  205 Gen. 12,310
Kelly & Picerne, Inc.   June  20, 1996       2560      145 Gen. 12,311
AKM, Inc.               June  26, 1996       2560      147 Gen. 12,312
E.M. Greco and Son      Aug.   2, 1996       2576      269 Gen. 12,313
Centerville Builders, Inc.            July  26, 1996  2576  271 Gen. 12,314
Donald C. Mitchell      June  27, 1996       2566      170 Gen. 12,315
Rhode Island Economic
   Development Corporation            Oct.   3, 1996  2607  234 Gen. 12,316
Warwick Four LLC        Sept. 28, 1996       2605       68 Gen. 12,317
Warren A. Rowlett, Jr.  Nov.   6, 1996       2630       38 Gen. 12,318
Warren B. Finn, Jr.     Dec.  27, 1996       2641       30 Gen. 12,319
The Summit at Warwick Executive
   Park Condominium
   Association          Jan.   2, 1997       2645       36 Gen. 12,320
R & M Properties, L.L.C.              Mar.  13, 1997  2671   87 Gen. 12,321
G.W. Realty, Inc.       Mar.  27, 1997       2679      184 Gen. 12,322

                              WARWICK

                                      Recorded in Warwick
                                         Land Records

Grantors                Date          Book   Page     Prop. No.

John A. Wright et al    April 11, 1997       2684      173 Gen. 12,323
Russell Investments, Inc.             June   3, 1997  2711  137 Gen. 12,324
Paolino/Watson Associates,
   L.L.C.               Mar.  12, 1997       2674      123 Gen. 12,325
Cornell Properties L.L.C.             May   14, 1997  2701   37 Gen. 12,326
Pulte Home Corporation of
   Massachusetts        June  18, 1997       2715      193 Gen. 12,327
Municipal Auto Sales, inc.            June  14, 1997  2714  196 Gen. 12,328
Boulevard Motel Corp.   June   9, 1997       2712      188 Gen. 12,329
Ram Realty L.L.C.       June  10, 1997       2712      186 Gen. 12,330
Warren C. Willett et al June  10, 1997       2718      129 Gen. 12,331
Sundown Corporation     May   22, 1997       2706      297 Gen. 12,332
Blier & Blier, Inc.     July   1, 1997       2723      287 Gen. 12,333
Arvind N. Patel         Oct.  18, 1997       2779      199 Gen. 12,334
Val-Jan, Inc.           Oct.  16, 1997       2779      197 Gen. 12,335
F. Paolino Homes, Inc.  Oct.  23, 1997       2783      102 Gen. 12,336
City of Warwick         Oct.  23, 1997       2783      105 Gen. 12,337
John Perri & Sons, Inc. Oct.  27, 1997       2783      100 Gen. 12,338
National Velous Corporation           Nov.   4, 1997  2792    93     Gen. 12,339
Harvey Industries, Inc. Nov.   4, 1997       2792        90     Gen. 12,340
Schroff, Inc.           Nov.  24, 1997       2800      207 Gen. 12,341

One Seventeen Realty, LLC             Dec.  15, 1997  2818  342 Gen. 12,342
The Whitney Group, Inc. Jan.   3, 1998       2821      127 Gen. 12,343
Fermac Realty, Inc.     Jan.   9, 1998       2823      314 Gen. 12,344
Pontiac Enterprises     Aug.  19, 1997       2754      221 Gen. 12,345
The Providence Mutual Fire
   Insurance Company    Jan.  19, 1998       2826      252 Gen. 12,346
Village at Hillsgrove LP              Jan.  21, 1998  2828  292 Gen. 12,347
City of Warwick         Jan.  29, 1998       2832      191 Gen. 12,348
Everett I. Rogers III   Jan.  28, 1998       2832      189 Gen. 12,349
The Aldrich Estate L.L.C.             Jan.  15, 1998  2840  181 Gen. 12,350
John Blackmar et al     Jan.   8, 1998       2826      250 Gen. 12,351
Zarrella Development Corp.            Feb.  13, 1998  2840  185 Gen. 12,352
City of Warwick         Feb.  19, 1998       2842      256 Gen. 12,353
P & W Realty            Feb.  25, 1998       2852       99 Gen. 12,354
Johnston Corporation    Feb.  25, 1998       2852      101 Gen. 12,355
Centerville Builders, Inc.            Mar.  26, 1998  2868  127 Gen. 12,356
Electro-Films, Inc.     Mar.  23, 1998       2885        7 Gen. 12,357
Pawtuxet Realty, Inc.   Apr.  30, 1998       2893      224 Gen. 12,358
Paul T. Driscoll, Tr.   Apr.  24, 1998       2893      226 Gen. 12,359
Paul T. Driscoll, Tr.   Apr.  24, 1998       2893      229 Gen. 12,360
Paul T. Driscoll, Tr.   Apr.  24, 1998       2893      232 Gen. 12,361

                             WESTERLY

                                      Recorded in Westerly
                                          Land Records

Grantors                Date          Book   Page     Prop. No.

Anthony P. Manfredi et al             June  20, 1995   561  341 Gen. 11,854
Brian J. Foley          May   18, 1995        561      331 Gen. 11,855
Princess Pines Estates, Inc.          May   22, 1995   561  335 Gen. 11,856
Red Brook Realty Corporation          May   22, 1995   561  337 Gen. 11,857
Grace Panciera          May   24, 1995        561      339 Gen. 11,858
Louis R. Zanella et al  May   22, 1995        561      333 Gen. 11,859
Park Washington Realty  Dec.   5, 1995        580      151 Gen. 11,860
Town of Westerly        Sept. 27, 1995        571      245 Gen. 11,861
Town of Westerly        Sept. 27, 1995        571      251 Gen. 11,862
Town of Westerly        Sept. 27, 1995        571      249 Gen. 11,863
Town of Westerly        Sept. 27, 1995        571      247 Gen. 11,864
The Washington Trust Company          Nov.  20, 1995   578   56 Gen. 11,865
Town of Westerly, Beach Street
   Administration Building            Nov.  15, 1995   577  184 Gen. 11,866
Town of Westerly        Jan.  16, 1996        586      211 Gen. 11,867
Princess Pines Estates, Inc.          Mar.  22, 1996   591  304 Gen. 11,868
B. Anne Cardin et al    June  22, 1996        607      136 Gen. 11,869
Salvatore J. Saporita et al           Sept.  3, 1996   613  163 Gen. 11,870
James Joseph Laudone    Sept.  3, 1996        613      174 Gen. 11,871
Sorensen and McCuin     Sept.  3, 1996        613      171 Gen. 11,872
George Delicato et al   Sept.  3, 1996        613      169 Gen. 11,873
Michael J. Laudone et al              Sept.  3, 1996   613  167 Gen. 11,874
James J. Laudone, Jr.   Sept.  3, 1996        613      165 Gen. 11,875
RFC Partnership         Aug.  26, 1996        613      161 Gen. 11,876
Golden Arch Limited
   Partnership          Sept. 26, 1996        619      272 Gen. 11,877
Daniel S. Schilke et al Sept.  6, 1996        619      270 Gen. 11,878
Andrew R. Schilke et al Sept.  6, 1996        621       75 Gen. 11,879
Champion Physicians, L.L.C.           Feb.  27, 1997   637  235 Gen. 11,880
Young Men's Christian Association
   of Westerly-Pawcatuck              Mar.  17, 1997   637  233 Gen. 11,881

James Romanella & Sons, Inc.          June   9, 1997   648  176 Gen. 11,882
Nancy S. Taylor et al   Aug.  23, 1996        645      284 Gen. 11,883
Robert W. Kapfer et al  July   9, 1997        654       37 Gen. 11,884
Linda M. Sacco          Oct.  10, 1997        668       97 Gen. 11,885
Mary L. Lucey           Nov.  20, 1997        674       40 Gen. 11,886
Westmed Properties, LLC Jan.   8, 1998        681       44 Gen. 11,887
Rhode Island Industrial
   Facilities Corporation             March  6, 1998   691  248 Gen. 11,888

                          WEST GREENWICH

                                      Recorded in West Greenwich
                                             Land Records

Grantors                Date          Book   Page     Prop. No.

Waterford Homes, Inc.   Oct.  10, 1995         71      646 Gen. 1589
James D. McMahon, Jr. et al           Sept.  9, 1995    71  648 Gen. 1590
Bradford H. Kenyon et ali             Nov.   6, 1995    72  357 Gen. 1591
Best New England, Inc.  Aug.  19, 1996         75      362 Gen. 1592
Robert H. Turner et ux  Mar.  22, 1996         73      606 Gen. 1593
Superior Properties, Inc.             Aug.   7, 1996    75  161 Gen. 1594
Wickaboxet Hills, Inc.  Nov.  12, 1996         76      121 Gen. 1595
Philip B. Spadola et ali              Apr.  22, 1997    77  935 Gen. 1596
Smiley Development      Apr.  30, 1997         77      937 Gen. 1597
GTECH Corporation       July   7, 1997         78      660 Gen. 1598
David P. Andrews, Jr.   July   3, 1997         78      826 Gen. 1599
West Greenwich Volunteer Fire
   Company No. 1        Dec.  15, 1997          85     187 Gen. 1600
Specific Properties, LLC              June  17, 1997     78      452 Gen. 1601
Linden Lane Land Company,LLC          June  12, 1997     78      450 Gen. 1602
Greenbridge Development
    Corporation, Inc.   June   4, 1997          78     304 Gen. 1603

                           WEST WARWICK

                                      Recorded in West Warwick
                                            Land Records

Grantors                Date          Book   Page     Prop. No.

Soluol Chemical Co. Inc.              Aug.   1, 1995   610  145 Gen. 8558
Padula Builders, Inc.   Sept. 27, 1995        613      260 Gen. 8559
Richard M. Winokur, Tr. Oct.  10, 1995        615       87 Gen. 8560
J & G Realty Corporation              June  20, 1995   615   84 Gen. 8561
Sanrose Realty Associates             Dec.  11, 1995   624  107A     Gen. 8562
Amtrol Inc.             Jan.   9, 1996        628      116 Gen. 8563
Gil Realty, LLC         Apr.   7, 1997        684      294 Gen. 8564
Town of West Warwick    Mar.   5, 1997        679      243 Gen. 8565
Jericho Associates, LLC Mar.   3, 1997        681       37 Gen. 8566
DBH Broadcasting, Inc.  Apr.   1, 1997        689      196 Gen. 8567
Kent Hotel Associates, L.P.           June  30, 1997   697  255 Gen. 8568
Cox Communications Rhode
   Island, Inc.         Aug.   8, 1997        704      285 Gen. 8569
Town of West Warwick    Sept.  9, 1997        708       27 Gen. 8570
MRN Realty, LLC         Aug.  22, 1997        707      161 Gen. 8571
Precision Development, Inc.           July  25, 1997   701  247 Gen. 8572
Anthony J. Vessella et al             Dec.  17, 1997   728  152 Gen. 8573
Eagle Quest Golf & Leisure
   Dome, Inc.           Nov.  18, 1997        721      227 Gen. 8574

                           WEST WARWICK

                                      Recorded in West Warwick
                                            Land Records

Grantors                Date          Book   Page     Prop. No.

Original Bradford Soap
   Works, Inc.          Jan.  27, 1998        732       44 Gen. 8575
Cumberland Farms, Inc.  Feb.  25, 1998        738      211 Gen. 8576


     ALL OF THE LAND AND RIGHTS IN LAND HEREINABOVE REFERRED TO IN THIS SCHEDULE OF PROPERTY ARE CONVEYED SUBJECT TO ALL RESTRICTIONS, RESERVATIONS, EXCEPTIONS, CONDITIONS AND AGREEMENTS SET FORTH OR REFERRED TO IN THE DEEDS HEREINABOVE MENTIONED AND THE DEEDS THEREIN REFERRED TO INSOFAR AS THE SAME ARE NOW IN FORCE AND APPLICABLE; AND THERE IS EXCEPTED FROM CERTAIN OF SAID RIGHTS SO MUCH THEREOF AS HAS BEEN TAKEN BY THE STATE OF RHODE ISLAND OR MUNICIPAL AUTHORITIES FOR HIGHWAY PURPOSES AND CERTAIN OF SAID RIGHTS ARE SUBJECT TO SUCH OTHER RIGHTS AND EASEMENTS AS WERE TAKEN BY GOVERNMENTAL AUTHORITIES; AND CERTAIN OF SAID RIGHTS AND EASEMENTS HEREINABOVE REFERRED TO ARE SUBJECT TO PRIOR LIENS, HOWEVER, SAID PRIOR LIENS WILL NOT INTERFERE WITH THE PROPER OPERATION OF THE COMPANY'S BUSINESS, AND THEIR EFFECT, IF ANY, UPON THE SECURITY OF THE INDENTURE MAY PROPERLY BE IGNORED; AND CERTAIN OF SAID RIGHTS HEREINABOVE REFERRED TO WERE CONVEYED TO THE NARRAGANSETT ELECTRIC COMPANY AND TO THE NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY JOINTLY.

     CERTAIN OF THE LANDS AND RIGHTS IN LANDS HEREINABOVE REFERRED TO IN THIS SCHEDULE OF PROPERTY AND CERTAIN OF THE LANDS AND RIGHTS IN LANDS INCLUDED AS MORTGAGED PROPERTY IN THE GRANTING CLAUSES OF THE ORIGINAL INDENTURE AND PRIOR SUPPLEMENTAL INDENTURES, INCLUDING SCHEDULES I THERETO, MAY BE SUBJECT TO THE RIGHTS OF THE PUBLIC AND THE STATE OF RHODE ISLAND UNDER THE PUBLIC TRUST DOCTRINE.

STATE OF RHODE ISLAND   )
                        ) SC.
COUNTY OF PROVIDENCE    )

     At Providence in said County on this 28th day of July, 1998, before me personally appeared the above named R. Nadeau to me known and known by me to be the party executing in his capacity as Vice President for and on behalf of The Narragansett Electric Company, a corporation, the foregoing instrument and acknowledged said instrument by him so executed to be his free and voluntary act and deed and the free and voluntary act and deed of The Narragansett Electric Company, a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal this 28th day of July, 1998.


[Notarial Seal]               By  /s/ Michael D. DiNezza
                                 _____________________________________
                                   Michael D. DiNezza, Notary Public
                                   My commission expires:  June 29,
2001

STATE OF RHODE ISLAND   )
                        ) SC.
COUNTY OF PROVIDENCE    )



     At Providence in said County on this 28th day of July, 1998, before me personally appeared the above named Paul M. Lenahan, to me known and known by me to be the party executing in his capacity as Vice President for and on behalf of BankBoston N.A., a national banking association, the foregoing instrument and acknowledged said instrument by him so executed to be his free and voluntary act and deed and the free and voluntary act and deed of BankBoston N.A., a national banking association, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal this 28th day of July, 1998.

                                                     [Notarial Seal]
                              By  /s/ Laurie C. Wilkins
                                 ______________________________________
                                   Laurie C. Wilkins, Notary Public
                                   My commission expires: June 26, 2001

     I, Robert King Wulff, Assistant Secretary of The Narragansett Electric Company, a corporation duly organized under the laws of the State of Rhode Island and having its principal place of business in Providence, Rhode Island, HEREBY CERTIFY that at a special meeting of the stockholders of said corporation, duly called and held at 280 Melrose Street, Providence, Rhode Island, on July 22, 1998, by the affirmative action of the holders of all of the outstanding common stock of said corporation, being the only class of stock outstanding the holders of which were entitled to vote at said meeting, the following vote was duly adopted:

VOTED: That the form, terms, and provisions of the Supplemental Indenture to be dated as of June 1, 1998, from the Company, to Rhode Island Hospital Trust National Bank as Trustee, or any successor Trustee (hereinafter in these votes called the Twenty-third Supplemental Indenture), supplementing and amending the Company's First Mortgage Indenture and Deed of Trust dated as of September 1, 1944, as supplemented and amended, and mortgaging, pledging, conveying, assigning, and transferring to said Bank, as Trustee, the property and rights and interests in property therein described for the security of the First Mortgage Bonds of the Company, and making certain amendments to the Indenture, substantially in the form presented to this meeting, are hereby approved; and the President and each Vice President are severally authorized in the name and on behalf of the Company to execute, under the corporate seal attested by the Secretary or Assistant Secretary, to acknowledge and to deliver, in as many counterparts as the officer so acting may deem advisable, an instrument in substantially the form of said supplemental indenture, the execution and delivery of such an instrument by any of said officers to be conclusive evidence that the same is authorized by this vote.

     I FURTHER CERTIFY that by the affirmative action of all the directors present, upon a motion duly made and recorded, at a regular meeting of the Board of Directors of said Company, duly called and held at 25 Research Drive, Westborough, Massachusetts, on June 17, 1998, at which meeting a quorum was present and acting throughout, the following vote was duly adopted:

VOTED: That the form, terms, and provisions of a Supplemental Indenture from this Company to Rhode Island Hospital Trust National Bank, as Trustee (the Supplemental Indenture), supplementing and amending the First Mortgage Indenture and Deed of Trust between The Narragansett Electric Company and Rhode Island Hospital Trust Company dated September 1, 1944, and mortgaging, pledging, conveying, assigning and transferring to said Bank, as Trustee, the property and rights and interests in property therein described for the security of the First Mortgage Bonds of the Company and making certain amendments to the terms of the Indenture, substantially in the form presented to this meeting, are hereby approved; and the President and each Vice President are severally authorized in the name and on behalf of the Company to execute, under the corporate seal attested by the Secretary or any Assistant Secretary, to acknowledge and to deliver, in as many counterparts as the officer so acting may deem advisable, an instrument in substantially said form, the execution and delivery of such an instrument by any of said officers to be conclusive evidence that the same is authorized by this vote.

     AND I FURTHER CERTIFY that as appears from the records of said corporation R. Nadeau is Vice President of said corporation and duly authorized to execute in its name and on its behalf the foregoing Twenty-third Supplemental Indenture, dated as of June 1, 1998, that the foregoing Twenty-third Supplemental Indenture to which this certificate is attached is substantially in the form presented to and approved at said meetings; that the foregoing is a true and correct copy of the votes passed at said meetings respectively as recorded in the records of said corporation and that said votes remain in full force and effect without alteration.

     IN WITNESS WHEREOF I have hereunto subscribed my name as Assistant Secretary as aforesaid and have caused the corporate seal of said corporation to be hereto affixed this 28th day of July, 1998.


                                  /s/ Robert King Wulff
                                  ____________________________________
                                  Robert King Wulff, Assistant
Secretary
                                  of THE NARRAGANSETT ELECTRIC COMPANY

                                                  [Corporate Seal]

                          RECORDING NOTE
           Schedule of cities and towns in Rhode Island
       in which the Twenty-Third Supplemental Indenture of
                The Narragansett Electric Company
            dated as of June 1, 1998 has been recorded
      as a mortgage of real estate and financing statements
        have been filed as a security interest in fixtures

     Barrington, RI                     Town Clerk's Office
     Bristol, RI                        Town Clerk's Office
     Burrillville, RI                   Town Clerk's Office
     Charlestown, RI                    Town Clerk's Office
     Coventry, RI                       Town Clerk's Office
     Cranston, RI                       City Clerk's Office
     East Greenwich, RI                 Town Clerk's Office
     East Providence, RI                City Clerk's Office
     Exeter, RI                         Town Clerk's Office
     Foster, RI                         Town Clerk's Office
     Glocester, RI                      Town Clerk's Office
     Hopkinton, RI                      Town Clerk's Office
     Johnston, RI                       Town Clerk's Office
     Lincoln, RI                        Town Clerk's Office
     Little Compton, RI                 Town Clerk's Office
     Narragansett, RI                   Town Clerk's Office
     North Kingstown, RI                Town Clerk's Office
     North Providence, RI               Town Clerk's Office
     Providence, RI                     City Clerk's Office
     Richmond, RI                       Town Clerk's Office
     Scituate, RI                       Town Clerk's Office
     Smithfield, RI                     Town Clerk's Office
     South Kingstown, RI                Town Clerk's Office
     Tiverton, RI                       Town Clerk's Office
     Warren, RI                         Town Clerk's Office
     Warwick, RI                        City Clerk's Office
     Westerly, RI                       Town Clerk's Office
     West Greenwich, RI                 Town Clerk's Office
     West Warwick, RI                   Town Clerk's Office

     A financing statement was filed, as a security interest in personal property and fixtures, in the office of the Secretary of State of Rhode Island on July 28, 1998.